                                                           Exhibit 99 (b) (2)


                                                                 Confidential
--------------------------------------------------------------------------------











                                Materials Prepared for the Board of Directors


                                                                June 22, 1998



                                                                  WASSERSTEIN
                                                                 PERELLA & CO
                                                    -------------------------

CELADON GROUP, INC.
--------------------------------------------------------------------------------
Table of Contents


Executive Summary.............................................  A

Odyssey Financing Plan........................................  B

Valuation Summary.............................................  C

Appendix......................................................  D

  Comparable Company Valuation Analysis.......................  1

  Discounted Cash FLow Analysis...............................  2

  Premium Analysis............................................  3

  Selected Company Financial Information......................  4

  Draft Opinion Letter........................................  5



                                                    Wasserstein Perella & Co.
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

CELADON GROUP, INC.
--------------------------------------------------------------------------------









                     --------------------------------------


                                Executive Summary


                     --------------------------------------




                                                    Wasserstein Perella & Co.
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                                       1

CELADON GROUP, INC.                                         Executive Summary
--------------------------------------------------------------------------------
Transaction Process

    -    Celadon engaged WP&Co. to explore selected strategic alternatives

    - Motivation stemmed from management's concern over certain long-term strategic issues facing the Company

         - Revenue growth is imperative to achieve economics of scale inherent in the industry and route density to optimize resource utilization

         -    Additional capital is needed for internal growth and acquisitions

              - Public equity valuation is too low, while present leverage is significant

         - Company could benefit from a financial sponsor's assistance to pursue an aggressive acquisition strategy

    - Management team, built over last two years, is in place to create value through expertise in driver recruitment, route optimization, and asset utilization

         -    Desire of new management team to remain in place

    - Low public market valuation and poor liquidity would make it difficult for larger shareholders to sell a meaningful stake

    - Initial objective was to seek a strategic private placement of capital for growth/acquisitions

         -    Subsequently, focus shifted to a going private transaction

         - WP&Co., in consultation with management, created a list of strategic financial sponsors with requisite qualifications

              - Management specified not to solicit interest from operating companies

         - WP&Co. contacted over 30 eligible financial sponsors, 19 of whom expressed interest in reviewing the confidential information memorandum




                                                    Wasserstein Perella & Co.
--------------------------------------------------------------------------------

CELADON GROUP, INC.                                           EXECUTIVE SUMMARY
-------------------------------------------------------------------------------

Transaction Process, Cont'd.

FINANCIAL SPONSORS CONTACTED BY WP&CO.

CURRENTLY EXCLUSIVE NEGOTIATIONS                         CONTACT          DECLINED (23 TOTAL)                      CONTACT
-----------------------------------------------------------------------------------------------------------------------------------
Odyssey Investment Partners/GE Capital(1)              Brian Kwait/       American Industrial Partners          Ken Diekroeger
                                                     John Malfettone      Aurora Capital Partners L.P.          Richard Crowell
                                                                          Bastion Capital                       Daniel Villanueva
                                                                          Beacon Capital                        Alex Lynch

INDICATED INTEREST IN STARTING DUE DILIGENCE                              Brentwood Associates                  Gleeson Van Riet

Apollo Advisors, L.P.                                 Tony Ressler        Castle Harlan Partners                Marcer Fournier
Joseph Littlejohn & Levy                               Paul Levy          Cerberus Capital Management, L.P.     Kevin Genda
                                                                          The Cypress Group                     Jeffrey Hughes
                                                                          EOS Partners, L.P.                    Brian Young

CONTINUED TO EXPRESS POSSIBLE INTEREST                                    Fremont Group L.L.C.                  Bob Jaunick
BEFORE TOLD OF EXCLUSIVE NEGOTIATIONS (5 TOTAL)                           Golder, Thoma, Cressey, Raunder, Inc. Joseph Nolan

Bain Capital                                           Marc Wolpow        Hicks, Muse, Tate & Furst, Inc.       Jeff Fronterhouse
Code, Hennessy & Simmons, LLC                         Thomas Formolo      Kelso & Company                       Michael Goldberg
Kohlberg, Kravis & Roberts                             Todd Fisher        Keystone, Inc.                        J. Taylor Crandall
Monitor Clipper Partners                              Robert Calhoun      Madison Dearborn Partners, Inc.       Tim Hurd
Vestar Capital Partners                                James Kelley       Palladium Equity Partners             Marcos Rodriguez
                                                                          Pegasus Investor                      Craig Cogut
                                                                          Riordan, Lewis & Haden                Chris Lewis
                                                                          Saratoga Partners                     Kirk Ferguson
                                                                          Stonington Partners                   Scott Shaw
                                                                          Texas Pacific Group                   James Coulter
                                                                          Thomas H. Lee Company                 Renny Smith
                                                                          William E. Simon & Sons               Robert MacDonald

                                       3

CELADON GROUP, INC.                                         Executive Summary
--------------------------------------------------------------------------------
Transaction Process, Cont'd.


    - Odyssey Investment Partners LLC contacted WP&Co. to commence discussions

         -    First offer (4/29/98): $18.50 per share

         -    Second offer (4/30/98): $20.00 per share

    -    Celadon Board pursues discussions with Odyssey

         -    Exclusivity agreement for 37 days

              - Board of Directors agreed to allow WP&Co. to negotiate exclusively with Odyssey based on belief that Odyssey's valuation indication was unlikely to be exceeded by another financial buyer

         -    Due diligence and management discussions

    - On June 16, Odyssey presented a Draft Agreement and Plan of Merger outlining a $20 per share cash acquisition



                                                    Wasserstein Perella & Co.
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                                       4

CELADON GROUP, INC.                    Comparable Company Valuation Analysis
----------------------------------------------------------------------------
Celadon Group, Inc.









                                  [Graph]





                                                    Wasserstein Perella & Co.
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                                     5

CELADON GROUP, INC.                                         Executive Summary
--------------------------------------------------------------------------------
Deal Structure

Transaction Consideration and Structure:   - Each holder of Celadon common stock will receive $20.00 per share in cash.

                                           - Transaction is structured as a merger of an Odyssey affiliate with the Company whereby not more than 97.4% of the common stock of Celadon will be redeemed for $20 per share in cash

                                           - At least 2.6% of shares, which are held by management, will remain outstanding
                                             ("Roll-Over Shares")

                                           - 200,000 shares plus /  / options

Implied Purchase Price:                    - Approximately $157.9 million for 100% of equity (including in-the-money value of options and warrants) plus the assumption of approximately $101.0 million of
                                             Celadon indebtedness net of cash

Financing:                                 Sources ($MM)              Uses ($MM)
                                           ----------------------     -------------------------
                                           Odyssey Equity      $60    Purchase of Equity   $158
                                           Roll-Over Shares      4    Repayment of Debt     104
                                           Capital Leases       36    Fee & Expenses         13
                                           Senior Sub Debt     150
                                           Holding Co. Debt     25
                                                             -------                      -------
                                                              $275                         $275

Break-Up Fees:                             - [$6 million plus $2 million expense reimbursement]

Material Conditions:                       - Subject to financing letters from major financial institutions [to come]

No Solicitation Condition:                 - No other offers for the Company may be solicited, thought the Board can respond to unsolicited offers and terminate the Merger Agreement subject to the break-up fee in order to accept a superior proposal

Accounting Treatment:                      - Recap accounting which requires Roll-Over Shares and results in no goodwill

Tax Treatment:                             - Cash received by shareholders will be taxable





                                                    Wasserstein Perella & Co.
--------------------------------------------------------------------------------

CELADON GROUP, INC.                                         Executive Summary
--------------------------------------------------------------------------------
Timetable and Process Going Forward


    - Announce signing of Agreement and Plan of Merger on June 22 if transaction is approved by Board of Directors

         -    One step cash merger

    -    File preliminary proxy with SEC as soon as practicable

    -    Transaction termination date of March 31, 1999

         - Realistic timetable of obtaining financing subsequent to year-end audit receipt ( August 20, 1998); thus likely October closing




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                                       7

CELADON GROUP, INC.                                  EXECUTIVE SUMMARY
-----------------------------------------------------------------------
IMPLIED TRANSACTION VALUATION AND PREMIUM ($MM, EXCEPT PER SHARE DATA)

Offer Price Per Share                                           $20.00
Shares Outstanding                                                7.72
Fully Diluted Options @ $20.00 Per Share                          0.18
                                                                ------
Implied Equity Value                                            $157.9
Assumed Net Indebtedness as of 6/30/98                            101.1
                                                                ------
Implied Firm Value                                              $259.0
                                                                ------
                                                                ------



PREMIUM ANALYSIS

                                  Stock Price                  Implied Premium
Date                               Average                     to Offer Price
----                              -----------                  ---------------

Close (6/17/98)                    $14.25                          40.4%
1 Week Average                     $13.88                          44.1%
4 Week Average                     $14.05                          42.4%
3 Month Average                    $14.57                          37.3%





MULTIPLES(1)

                                                                       Implied
Implied Firm Value:                 $259.0             EBITDA          Multiple
                                                      --------         --------
Expected Fiscal 1998 Adjusted                          $35.4             7.3x
Calendar 1998 Adjusted                                 $37.1             7.0x

                                                        Net           Implied
Implied Equity Value:               $157.9             Income         Multiple
                                                       -------        --------
Expected Fiscal 1998 Adjusted                           $7.9            20.0x
Calendar 1998 Adjusted                                  $9.3            17.1x


--------------------------
(1) For a description of the adjustment see page 24.


                                                    WASSERSTEIN PERELLA & CO.
-------------------------------------------------------------------------------

CALADON GROUP, INC.                                           EXECUTIVE SUMMARY
-------------------------------------------------------------------------------
VALUATION SUMMARY ($MM, EXCEPT PER SHARE DATA)


                                              EBITDA      EPS
                                              ------     -----
Expected Fiscal 1998 Adjusted...............   $35.4     $1.01
Calendar 1998 Adjusted......................   $37.1     $1.19

METHOD
------
                                             EXPECTED F1998 ADJUSTED     C1998 ADJUSTED
                                             -----------------------     --------------
COMPARABLE ACQUISITIONS
  EBITDA Multiple Range.....................     6.6x  -    8.1x
  Enterprise Value Range....................   $234.4  -  $286.5
  Less: Net Debt............................    101.1  -   101.1
                                               ------     ------
  Implied Equity Value Range................   $133.3  -  $185.3
                                               ------     ------
  IMPLIED PRICE PER SHARE...................   $16.87  -  $23.47
                                               ------     ------

COMPARABLE TRADING MULTIPLES
  EBITDA Multiple Range.....................     6.1x  -    7.4x            4.8x  -    5.9x
  Enterprise Value Range....................   $214.2  -  $261.8          $178.6  -  $218.3
  Less: Net Debt............................    101.1  -   101.1           101.1  -   101.1
                                               ------     ------          ------     ------
  Implied Equity Value Range................   $113.1  -  $160.7          $ 77.5  -  $117.2
  IMPLIED PRICE PER SHARE...................   $14.32  -  $20.35          $ 9.81  -  $14.84

  SMALLER CAP EBITDA MULTIPLE RANGE.........     5.1x  -    6.2x            4.3x  -    5.2x
                                               ------     ------          ------     ------
  IMPLIED PRICE PER SHARE...................   $10.05  -  $15.13          $ 7.22  -  $11.67
                                               ------     ------          ------     ------

  PE Multiple Range.........................    14.3x  -   17.5x           13.4x  -   16.4x
  IMPLIED PRICE PER SHARE...................   $14.45  -  $17.66          $15.98  -  $19.53

  SMALLER CAP PE MULTIPLE RANGE.............    14.0x  -   17.1x           12.4x  -   15.1x
                                               ------     ------          ------     ------
  IMPLIED PRICE PER SHARE...................   $14.16  -  $17.31          $14.75  -  $18.03
                                               ------     ------          ------     ------

DISCOUNTED CASH FLOW ANALYSIS
  DISCOUNT RATE                                      11.0%                      12.0%                    13.0%
                                               -----------------          -----------------        -----------------
  Terminal Value LTM EBITDA Multiple Range..     6.0x  -    7.0x            6.0x  -    7.0x         6.0 x  -    7.0x
  Enterprise Value Range....................   $261.1  -  $306.8          $249.3  -  $293.0        $238.1  -  $279.9
  Less: Net Debt............................    101.1  -   101.1           101.1  -   101.1         101.1  -   101.1
                                               ------     ------          ------     ------        ------     ------
  Implied Equity Value Range................   $160.0  -  $205.7          $148.2  -  $191.8        $137.0  -  $178.8
  IMPLIED PRICE PER SHARE...................   $20.26  -  $26.04          $18.76  -  $24.29        $17.35  -  $22.63

  DOWNSIDE SCENARIO/90% EBITDA:
  IMPLIED PRICE PER SHARE...................   $15.11  -  $20.29          $13.82  -  $18.77        $12.60  -  $17.34

                                                                                           WASSERSTEIN PERELLA & CO.
--------------------------------------------------------------------------------------------------------------------
                                                               9

CELADON GROUP, INC.                                           EXECUTIVE SUMMARY
-------------------------------------------------------------------------------

COMPARABLE COMPANY ANALYSIS ($MM, EXCEPT PER SHARE DATA) (1)


MARKET DATA
-----------
                                                              EPS           P/E MULTIPLES     EBITDA MULTIPLE      2 YEAR CAGR
                              PRICE   MARKET   FIRM    -----------------  ------------------  ---------------   ------------------
                             6/17/98  VALUE    VALUE   LTM  1998  1999    LTM    1998   1999  LTM  1998  1999   SALES   EBIT   EPS
                            -------   -----    -----   ---  ----  ----    ---    ----   ----  ---  ----  ----   -----   ----   ---

SMALLER CAP COMPANIES:

Celedon Group(2)........... $14.25   $110.5   $202.9  $0.73 $1.19 $1.65  19.4x  12.0x  8.6x   7.6x  5.5x 4.5x   28.1%  19.6%  38.4%
Covenant Transport.........  17.38    233.9    326.6   1.09  1.24  1.48  15.9   14.0  11.7    5.7   4.6  3.9    32.2%  25.8%  24.9%
Knight Transportation......  16.81    251.5    252.6   0.75  0.85  1.05  22.5   19.8  16.0    8.6   7.4  6.0    37.5%  33.8%   8.0%
M.S. Carriers..............  26.25    325.2    424.7   1.68  1.85  2.10  15.6   14.2  12.5    5.4   4.5  3.9    15.0%  22.3%  28.9%
Transportation Corp. of
   America.................  16.88    115.4    167.7   1.22  1.40  1.64  13.8   12.1  10.3    5.0   4.4  3.9    15.5%  25.6%  23.9%
USA Truck..................  14.75    139.8    172.4   0.95  1.09  1.25  15.5   13.5  11.8    5.7   4.9  4.1    14.4%  24.1%  23.8%
U.S. Express Enterprises(3)  16.59    250.5    373.9   1.20  1.38  1.67  13.8   12.0   9.9    7.6   5.4  4.5    24.7% 152.0% 995.4%

LARGER CAP COMPANIES:

Heartland Express.......... $22.00   $660.0   $574.1  $1.04 $1.16 $1.33  21.1x  19.0x 16.5x   9.2x  8.4x 7.4x   18.6%  19.5%  22.8%
L.B. Hunt Transport
   Services................  29.38  1,046.2  1,442.8   0.56  1.36  1.63   NM    21.6  18.0    7.7   6.0  5.3     8.9%  21.7%  61.1%
Swift Transportation.......  19.88    850.7    939.7   1.06  1.17  1.35  18.8   17.0  14.7    7.8   6.9  5.9    27.9%  31.6%  30.8%
Werner Enterprises.........  18.63    891.7    936.8   1.08  1.19  1.37  17.2   15.7  13.6    5.9   5.3  4.7    17.8%  17.6%   6.1%

MEDIAN: SMALLER CAP EXCL. CELADON.....................................   15.6x  13.8x 11.8x   5.7x  4.7x 4.0x   20.1%  25.7%  24.4%
MEDIAN: LARGER CAP....................................................   18.8x  18.0x 15.6x   7.8x  6.5x 5.6x   18.2%  20.6%  26.8%
MEDIAN: TOTAL.........................................................   16.6x  14.2x 12.5x   7.6x  5.4x 4.5x   18.6%  24.1%  24.9%
MEDIAN: TOTAL EXCL. CELADON...........................................   15.9x  14.9x 13.0x   6.7x  5.3x 4.6x   18.2%  24.8%  24.4%



LTM OPERATING DATA
------------------
                                  FISCAL     LAST
                                   YEAR    FINANCIAL                            NET      NET     TOTAL    1998     1999
                                   END     STATEMENT  SALES    EBITDA    EBIT  INCOME    DEBT    DEBT    EBITDA   EBITDA
                                 --------  ---------  -----    ------    ----  ------    ----    -----   ------   ------
SMALLER CAP COMPANIES:

Celadon Group (2).............   6/30/97   3/31/98    $215.0   $ 26.7   $14.6   $ 5.7   $ 92.4  $ 94.1   $ 37.1   $ 44.7
Covenant Transport............  12/31/97   3/31/98     315.1     57.5    29.6    14.5     92.7   100.0     71.4     83.3
Knight Transportaion..........  12/31/97   3/31/98     106.2     29.2    19.0    11.1      1.1     2.0     34.3     42.3
M.S. Carriers.................  12/31/97   3/31/98     440.4     78.9    36.9    20.6     99.5   101.4     94.3    108.4
Transportation Corp
  of America..................  12/31/97   3/31/98     192.4     33.5    17.3     8.2     52.4    59.2     38.2     42.8
USA Truck.....................  12/31/97   3/31/98     134.1     30.4    16.1     9.0     32.6    35.4     35.2     41.9
U.S. Express Enterpises (3)...   3/31/97   3/31/98     466.2     49.3    33.4    16.5    123.4   129.4     69.2     83.2

LARGER CAP COMPANIES:
Heartland Express.............  12/31/97   3/31/98    $269.5    $62.6   $44.5   $31.3   ($85.9)   $0.0    $68.5    $77.1
J.B. Hunt Transport
  Services....................  12/31/97   3/31/98    1602.4    187.0    57.2    20.3    396.6   406.0    238.5    269.8
Swift Transportation..........  12/31/97   3/31/98     749.2    120.3    79.9    44.8     89.0    98.2    136.6    159.5
Werner Enterprises............  12/31/97   3/31/98     799.8    159.2    84.3    51.8     45.1    70.0    176.9    199.8


                                                                          NET DEBT/
                                 RETURN ON   EBITDA/   NET INCOME/   -------------------
                                  EQUITY     SALES       SALES       FIRM VALUE   EBITDA
                                 ---------   -------   -----------   ----------   ------
Celadon Group (2).............     11.1%      12.4%       2.6%          45.5%       3.5x
Covenant Transport............     14.8%      18.3%       4.6%          28.4%       1.6
Knight Transportaion..........     18.5%      27.5%      10.4%           0.4%       0.0
M.S. Carriers.................     11.3%      17.9%       4.7%          23.4%       1.3
Transportation Corp
  of America..................     15.7%      17.4%       4.3%          31.2%       1.6
USA Truck.....................     16.3%      22.7%       6.7%          18.9%       1.1
U.S. Express Enterpises (3)...     12.5%      10.6%       3.5%          33.0%       2.5

LARGER CAP COMPANIES:
Heartland Express.............     19.4%      23.2%      11.6%         (15.0%)     (1.4)x
J.B. Hunt Transport
  Services....................      5.9%      11.7%       1.3%          27.5%       2.1
Swift Transportation..........     15.8%      16.1%       6.0%           9.5%       0.7
Werner Enterprises............     12.8       19.9%       6.5%           4.8%       0.3

-----------------------------
(1) Projections are for calendar years.
(2) Celadon CAGR is taken from F1995 to F1997.
(3) U.S. Express CAGR is taken from F1996 to F1998.

                                                     WASSERSTEIN PERELLA & CO.
-------------------------------------------------------------------------------
                                                10

CELADON GROUP, INC.                                           EXECUTIVE SUMMARY
-------------------------------------------------------------------------------
COMPARABLE ACQUISITION ANALYSIS (LAST FIVE YEARS, TRANSACTION
VALUE: $50MM+, $MM)




                        Target
  Date       Equity      Firm
Announced    Value      Value     Target Name             Target Description                                Acquiror Name
----------  -------    ---------  ----------------------  ---------------------------------------------     --------------------

01/10/95     $158.0     $268.9    Mayflower Group         Moving company with two divisions: Mayflower      Laidlaw
                                                          Contract (logistics) and Mayflower Transit
                                                          (trucking and busing).



03/14/95     $199.8     $331.0   Leaseway Transportation  Customized transportation and logistics           Penske Truck Leasing
                                 Corp.                    support to manufacturers, retailers and
                                                          distributors



07/10/95     $142.2     $143.5   WorldWay Corp.           Coast to coast and regional less than truck-      Arkansas Best Corp.
                                                          load (for motorfreight), full truckload and
                                                          logistics


10/06/97   $2,471.4   $2,681.2   Caliber Systems Inc.     Trucking holding company with three divisions:    Federal Express Corp.
                                                          Viking (longer haul), Roberts Express (time-
                                                          sensitive, shorter haul) and Caliber logistics.


02/11/98     $195.0     $251.7   MTL Inc.                 Tank truck carrier; Longer/medium haul, FTL       Apollo Management LP
                                                          transportation of bulk liquids through a network
                                                          of affiliates and independent owner-operators.


02/25/98     $107.0     $156.2   Matlack Systems          Longer/medium haul, FTL Transportation of bulk    Apollo Management LP(1)
                                                          commodities in tank trailers and tank containers
                                                          to chemical and dry bulk shippers; Operates
                                                          approximately 1,100 tractors and 2,800 trailers


                Last 12 Months
              -------------------                Equity
  Date                      Net       EBITDA     Value/
Announced     EBITDA      Income     Multiple   Net Income
----------  ----------- ----------  ----------  -----------

01/10/95    $35.7        $1.6         7.5x       NM

03/14/95    $35.1        $5.0         9.4x       40.0x

07/10/95    $24.7      ($14.9)        5.8x       NM

10/06/97   $244.6       $60.5        11.0x       40.8x

02/11/98    $35.8       $10.1         7.0x       19.3x

02/25/98    $21.7        $2.8         7.2x       38.2x



                                                Equity
                                     EBITDA     Value/
                                    Multiple   Net Income
                                    --------   ----------
High                                 11.0x       40.8x
Mean                                  8.0x       29.9x
Median                                7.4x       29.6x
Most Comparable Co. Median(2)         7.1x       28.8x
Low                                   5.8x       19.3x


------------------------------------
(1) Represents valuation based on letter of intent. Transaction was not completed.
(2) Comprised of MTL and Matlack Systems (not completed)


                                                   WASSERSTEIN PERELLA & CO.
--------------------------------------------------------------------------------
                                      11

CELADON GROUP, INC.                                           EXECUTIVE SUMMARY
-------------------------------------------------------------------------------
PREMIUM ANALYSIS (1)

TIME HORIZON:                         Last 12 months
TRANSACTION TYPE:                     Control acquisitions
TARGET'S TRANSACTION VALUE RANGE:     $200-$300 million
DEBT/EQUITY RATIO RANGE:              0%-100%
COMPANY UNIVERSE:                     29 Public companies





PREMIUM                  Premium Paid Over Respective Stock Prices
                                 Prior to Announcement
                         -----------------------------------------
                          1 month        1 week         1 day
                         --------        ------         ------
High                       92.0%          72.3%          67.3%

Mean                       40.1%          32.4%          24.8%

Median                     34.9%          30.5%          22.4%

Low                         6.7%          -8.6%          -2.4%

Celadon Offer              37.9%          45.5%          40.4%


         OFFER PRICE PREMIUM COMPARES FAVORABLY TO CONTROL PREMIUMS
              PAID FOR A BROAD RANGE OF U.S. TARGET COMPANIES.


--------------------------------
(1) Please refer to the PREMIUM ANALYSIS section of the Appendix for detailed information.


                                                 WASSERSTEIN PERELLA & CO.
--------------------------------------------------------------------------------
                                      12

CELADON GROUP, INC.                                         Executive Summary
--------------------------------------------------------------------------------
Risk Factors of Not Selling for Cash Today

    - Exogenous events could negatively impact Celadon's earnings and/or valuation in the near term

         - Subject to significant fixed costs and operating leverage, long haul trucking is dependent on the general level of economic activity, making it vulnerable to slowdowns

         - Dependence on Mexico which is subject to political or macroeconomic risks

         - Almost 30% of revenues come from Chrysler, making Celadon vulnerable to a Chrysler slowdown (e.g. strike last year) or change in transportation needs (e.g. procurement outside of the North-South/U.S.-Mexico corridor)

              -    Current GM strike highlights the risk of a Chrysler strike

         - Improvement in the current U.S. railway congestion could result in stronger competition from railroad companies

         - Celadon only hedges a small portion of its fuel price exposure, leaving it vulnerable to price increases

         - Seating Celadon's currently empty or additional tractors remains a formidable challenge due to industry-wide driver shortages, despite Celadon's success in recently seating empty trucks

         - Larger, better capitalized trucking companies could aggressively pursue the North-South/Canada-U.S.-Mexico lane, perhaps by acquiring a competitor of Celadon's in this lane




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

CELADON GROUP, INC.
--------------------------------------------------------------------------------











                ------------------------------------------


                         Odyssey Financing Plan


                ------------------------------------------




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                                       14

CELADON GROUP, INC.                                    Odyssey Financing Plan
--------------------------------------------------------------------------------
Capital Structure ($MM)



                                           Assumed
Sources                                  Interest Rate          Uses
-------                                  -------------          ----
Odyssey Equity                 $  60                            Purchase of Equity      $158
Roll-Over Shares                   4                            Repayment of Debt        104
Capital Leases                    36          6.0%              Fee & Expenses            13
Senior Sub Debt                  150          9.5%
Holding Co. Debt                  25         11.5%
                               ------                                                  ------
                                $275                                                    $275


Acquisition Financing Line      $200





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

CELADON GROUP, INC.                                      ODYSSEY FINANCING PLAN
-------------------------------------------------------------------------------
LBO ANALYSIS ($MM)

      INITIAL EQUITY INVESTMENT:         $64

      EQUITY RETURN:

      6.5 X TERMINAL                         % OF EBITDA
      EBITDA MULTIPLE            ----------------------------------------
                                 80.0%      90.0%      100.0%      110.0%
                                 -----      -----      ------      ------
        DEBT........   8.5%       2.9%      17.3%       26.8%       34.2%
      COUPON........   9.5%       1.4%      16.4%       26.2%       33.6%
                      10.5%      -0.2%      15.5%       25.5%       33.1%

      7.0 X TERMINAL                         % OF EBITDA
      EBITDA MULTIPLE            ----------------------------------------
                                 80.0%      90.0%      100.0%      110.0%
                                 -----      -----      ------      ------
        DEBT........   8.5%      10.3%      22.5%       31.2%       38.0%
      COUPON........   9.5%       9.2%      21.8%       30.6%       37.6%
                      10.5%       8.0%      21.0%       30.0%       37.1%

      7.5 X TERMINAL                         % OF EBITDA
      EBITDA MULTIPLE            ----------------------------------------
                                 80.0%      90.0%      100.0%      110.0%
                                 -----      -----      ------      ------
        DEBT........   9.5%      16.2%      27.0%       35.0%       41.5%
      COUPON........   8.5%      15.3%      26.3%       34.5%       41.1%
                       9.5%      14.3%      25.7%       34.0%       40.6%

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------------------------------------------------------------------------------
                                      16

CELEDON GROUP, INC.                                      ODYSSEY FINANCING PLAN
-------------------------------------------------------------------------------
INCOME STATEMENT PROJECTIONS ($MM, EXCEPT PER SHARE DATA)


                               Fiscal Years Ending 6/30
                                       1997E     1998P      1999P      2000P          2001P     2002P       2003P
                                       -----     -----      -----      -----         ------     -----       -----
Total Revenue                             $190.7    $228.9     $284.1     $325.9        $373.7       $415.1       $455.3
 % Growth                                            20.1%      24.1%       14.7         14.6%        11.1%         9.7%
Operating Expensess                        168.1     199.3      246.2      274.4         309.0        344.9        378.3
EBITDA                                      22.6      29.6       37.9       51.5          64.6         70.2         76.9
 % Margin                                  11.8%     12.9%      13.3%      15.8%         17.3%        16.9%        16.9%
Depreciation                                10.1      12.8       14.0       17.5          21.3         21.9         24.0
Goodwill Amortization                        0.0       0.5        0.5        0.5           0.5          0.5          0.5
EBIT                                        12.4      16.3       23.3       33.5          42.8         47.7         52.4

Interest Expense                           (5.1)     (6.3)     (20.4)     (21.4)        (23.8)       (25.2)        (26.3)
Capitalized Indterest                        0.0       0.0        0.0        0.0           0.0          0.0           0.0
Interest Income                              0.1       0.4        0.0        0.0           0.0          0.0           0.0
Joint Venture Income                         0.0       0.0        0.0        0.0           0.0          0.0           0.0
Minority Interest in Income Subsidiary       0.0       0.0        0.0        0.0           0.0          0.0           0.0
Other Income                                 0.0       0.1        0.0        0.0           0.0          0.0           0.0

-----------------------------------------------------------------------------------------------------------------------------
Pre-tax Income                               7.5      10.5        3.0       12.1          19.0         22.5          26.1
Provisions for Income Taxes                  3.0       4.0        1.3        4.9           7.7          9.1          10.5
  Tax Rate                                 40.0%     38.1%      36.8%      39.0%          39.5%       39.5%         39.5%

------------------------------------------------------------------------------------------------------------------------------
Net Income                                  $4.5      $6.5       $1.7       $7.2         $11.3        $13.4         $15.6


EBITDA/Gross Interest                      4.4x       4.7x       1.9x       2.4x          2.7x         2.8x          2.9x
EBITDA/Cash Interest                                             2.2x       2.8x          3.2x         3.3x          3.5x
Debt/EBITDA                                2.9        3.5x       5.7x       5.0x          4.2x         4.1x          3.9x
Net Debt/EBITDA                            2.8x       3.4x       5.6x       4.9x          4.2x         4.1x          3.8x


                                                    WASSERSTEIN PERELLA & CO.
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                                      17

CELADON GROUP, INC.                                      ODYSSEY FINANCING PLAN
-------------------------------------------------------------------------------
BALANCE SHEET PROJECTIONS ($MM)



                                              FISCAL YEARS ENDING 6/30
                             -----------------------------------------------------------
                               1997E    1998P    1999P    2000P    2001P    2002P    2003P
-----------------------------------------------------------------------------------------

Cash & Equivalents              $1.8     $3.2     $2.0     $2.0     $2.0     $2.0     $2.0
Accounts Receivable             29.4     44.0     48.6     50.6     51.9     51.9     51.9
Inventories                      0.0      0.0      0.0      0.0      0.0      0.0      0.0
Other Current                   12.7     13.6     13.6     13.9     14.1     14.1     14.1
  TOTAL CURRENT ASSETS          43.9     60.9     64.2     66.5     68.0     68.0     68.0

PP&E (net)                      83.8    113.2    119.0    164.7    193.7    221.7    247.7
Tires in Service                 2.1      2.2      2.2      2.2      2.2      2.2      2.2
Joint Venture Investment         0.0      0.0      0.0      0.0      0.0      0.0      0.0
Goodwill                         5.6     11.0     10.5     10.0      9.5      9.0      8.5
Other                            3.8      3.1      3.1      3.1      3.1      3.1      3.1

TOTAL ASSETS                   139.2    190.3    199.0    246.5    276.5    304.1    329.5

Accounts Payable                19.5     22.3     25.1     25.8     26.6     26.6     26.6
Accrued Expense                  0.0      0.0      0.0      0.0      0.0      0.0      0.0
Other Current                    7.8     10.9     10.5     10.4     10.3     10.3     10.3
  TOTAL CURRENT LIABILITIES     27.3     33.2     35.6     36.3     37.0     37.0     37.0

Bank Revolver                   23.8     42.7      1.7     38.2     52.6     62.8     68.2
Term Debt                        0.0      0.0    177.9    181.1    184.7    188.6    193.1
Capital Leases                  42.2     61.6     36.0     36.0     36.0     36.0     36.0
Minority Interest                0.0      0.0      0.0      0.0      0.0      0.0      0.0
Deferred Taxes                   0.0      0.0      0.0      0.0      0.0      0.0      0.0
  TOTAL LIABILITIES             93.4    137.6    251.2    291.5    310.2    324.4    334.3

Total Stockholders' Equity      45.8     52.8    (52.2)   (45.0)   (33.7)   (20.3)    (4.7)

TOTAL LIABILITIES AND EQUITY   139.2    190.3    199.0    246.5    276.5    304.1    329.5


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

CELADON GROUP, INC.                                      ODYSSEY FINANCING PLAN
-------------------------------------------------------------------------------
CAHS FLOW STATEMENT PROJECTIONS ($MM)



                                                             FISCAL YEARS ENDING 6/30,
                                               --------------------------------------------------------------------
                                              1997E      1998P     1999P     2000P    2001P       2002P      2003P
-------------------------------------------------------------------------------------------------------------------

Net Income                                                         $1.7       $7.2    $11.3        $13.4     $15.6
D & A (includes Goodwill)                                          14.5       18.0     21.8         22.4      24.5
(Increase) Decrease in Working Capital                             (2.2)      (1.7)    (0.8)        (0.0)      0.0
Minority Interest in Income of Subsidiary                           0.0        0.0      0.0          0.0       0.0
Joint Venture Income                                                0.0        0.0      0.0          0.0       0.0
Change in Deferred Taxes                                            0.0        0.0      0.0          0.0       0.0
Other                                                               0.0        0.0      0.0          0.0       0.0

Net Cash Provided (Used) By Operating                              14.1       23.5     32.3         35.9      40.1
  Activities



Capital Expenditures                                              (19.8)     (63.2)   (50.3)       (50.0)    (50.0)
Capitalized Interest                                                0.0        0.0      0.0          0.0       0.0
Other2                                                              0.0        0.0      0.0          0.0       0.0
Other3                                                              0.0        0.0      0.0          0.0       0.0

Net Cash Provided (Used) By Investing                             (19.8)     (63.2)   (50.3)       (50.0)    (50.0)
  Activities



Cash Dividends (Paid)                                               0.0        0.0      0.0          0.0       0.0
Increase (Decrease) in Capital Leases                               0.0        0.0      0.0          0.0       0.0
Increase (Decrease) in Term Debt                                    2.9        3.2      3.6          4.0       4.4
Distributions to Minority Holders                                    -          -        -            -         -
Distributions from Joint Venture                                    0.0        0.0      0.0          0.0       0.0
Call Premium (Paid)                                                 0.0        0.0      0.0          0.0       0.0
Proceeds from Stock Issue                                           0.0        0.0      0.0          0.0       0.0
Other                                                               0.0        0.0      0.0          0.0       0.0

Net Cash Provided (Used) By Financing                               2.9        3.2      3.6          4.0       4.4
  Activities



Cash Available to Repay Revolver                                  ($2.9)    ($36.5)  ($14.5)      ($10.2)    ($5.5)
Issuance (Repayment) of Revolver                                  (41.0)      36.5     14.5         10.2       5.5

CHANGE IN CASH AND EQUIVALENTS                                   ($43.9)      $0.0     $0.0         $0.0      $0.0




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

CELADON GROUP, INC.
--------------------------------------------------------------------------------









                    ------------------------------------------


                                Valuation Summary


                    ------------------------------------------




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--------------------------------------------------------------------------------

CELADON GROUP, INC.                                         Valuation Summary
--------------------------------------------------------------------------------
Summary of Valuation Methodologies

    - Standard valuation methodologies normally entail the application of one or more of the following techniques:

         - Application of trailing and forward market multiples of comparable publicly traded companies;

         - Application of acquisition multiples paid in purchases of comparable industry and/or sized companies by third parties;

         -    Discounted cash flow analysis.

Comparable Trading Multiple Analysis

    - The comparable company trading market multiples normally used in evaluating a trucking company include:

         - Enterprise Value/EBITDA. This ratio compares the total enterprise value the market assigns to a given level of EBITDA (defined as Earnings Before Interest, Taxes, Depreciation, and Amortization), which is an accounting proxy for cash generated by the going concern enterprise.

         - Share Price to Earnings Per Share ("P/E"). Since earnings are assessed on a leveraged basis, comparable companies should have similar capital structures and debt ratios in order for these multiples to be comparable. This multiple is not as useful for comparing Celadon and small cap long haul trucking companies due to the their varying use of leverage, with Firm Value to Net Debt ratios ranging from approximately 0% to over 45% for these companies.

         - Other common valuation measures such as Price to Book Value or Asset Value, or Firm Value to EBIT (defined as Earnings Before Interest and Taxes), are not often used for small cap long haul trucking stocks and are not employed in this analysis.

         - Forward year multiples are useful in comparing market valuation given the various dynamic elements of the small cap long haul trucking industry, including acquisitions, the growth of equipment and resources, expansion of existing or new routes, and competitive entry to existing markets. Trailing year multiples are useful to value earnings levels which a company has actually achieved, given the risk of competitive entry/increased rivalry within a company's routes or the uncertainty surrounding additional driver recruitment.




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--------------------------------------------------------------------------------

CELADON GROUP, INC.                                         Valuation Summary
--------------------------------------------------------------------------------
Summary of Valuation Methodologies, Cont'd.

    - Since Celadon is a public company, we estimate the fully distributed trading value based on the stock price trading performance of comparable public companies. There are no publicly traded companies that are completely comparable to Celadon because of its unique characteristics, including its set of routes in the North-South and Canada-U.S.-Mexico traffic flow lanes, customer base, management depth, information technology infrastructure, and driver recruitment strategy. As a result, our valuation is based on comparison to publicly traded small cap long haul trucking companies with similar business lines, growth prospects, and management depth.

    - Comparable companies' median valuation ratios are multiplied by Celadon EBITDA to indicate Firm Value. Current Net Debt is subtracted from Firm Value to indicate Equity Value.

Comparable Acquisitions and Premiums Analysis

    - Recent acquisitions are analyzed to gain a reference range for the valuation multiples and the premiums over recent share prices paid by third parties to acquire control of companies:

         - Premiums paid over recent trading share prices are measured across a range of industries for control transactions within a similar Purchase Price range in order to gain a macro perspective for the purchase price premiums (or discounts) over public market valuations

         - Purchase price valuation multiples are measured for recent control transactions in the small cap trucking industry in order to measure the range of purchase prices other potential small cap trucking asset acquirors have been willing to pay




                                                    Wasserstein Perella & Co.
--------------------------------------------------------------------------------

CELADON GROUP, INC.                                         Valuation Summary
--------------------------------------------------------------------------------
Summary of Valuation Methodologies, Cont'd.

Discounted Cash Flow Analysis

   - Discounted Cash Flow ("DCF") analysis determines the value of an asset or company based on the net present value of future economic benefits

         - Cash flows are defined as unlevered net income less capital expenditures and changes in working capital plus non-cash expenses, such as depreciation and amortization

         - Cash flows are discounted to the present using a weighted average cost of expected debt and equity rates of return

         - Cash flows are discounted for five years--the number of years for which projections were provided and which theoretically get the company closer to a steady state

         - At the end of the discounting period, a terminal value for the asset is determined by a simple capitalization of EBITDA. The capitalization ratio, which in the small cap long haul trucking industry is usually Firm Value to EBITDA, is based on trailing multiples for the comparable companies

         - The terminal value is discounted to present using the firm's estimated weighted average cost of capital

         - The discounted cash flows and terminal value are added together to determine a firm value

         - Current net debt is subtracted from firm value to indicate the equity value




                                                    Wasserstein Perella & Co.
--------------------------------------------------------------------------------

CELADON GROUP, INC.                                         Valuation Summary
--------------------------------------------------------------------------------
Application and Limitations on Valuation Methodologies for Celadon

Adjustments to Celadon's Historical Financials and Projections

    - Two respective EBITDA and Net Income figures are employed to determine the valuation multiple range implied by the Purchase Price; these have been the key financial figures used to negotiate the Merger Agreement. Such figures were adjusted and pro forma in an attempt to more accurately depict Celadon's most recent financial results, while adding the results Celadon may have achieved if it actually operated the recent acquisitions--General Electric Transportation Services ("GETS") and Gerth Transport ("Gerth")--for a full year.

         -    Pro Forma Adjusted Fiscal Year 1998 (ending 6/30/98): Derived by
              a) estimating the Celadon fiscal year results for 7/1/97 to 6/30/98, excluding Gerth results, b) adding two additional months of results for GETS which was acquired on 9/1/97 and thus has only 10 months of results included in the Celadon fiscal year results,
              c) adding the estimated 12 months results for Gerth for 7/1/97 to 6/30/98, and d) adjusting for the conversion of certain trailer leases from operating to capital leases.

         - Pro Forma Calendar 1998 (ending 12/31/98): Derived by adding the projected calendar 1998 Celadon results (excluding Gerth results) to the current run rate results for Gerth (which was acquired in May 1998) assuming Celadon's ownership.

    - Celadon's five year projections as estimated by Celadon's management are used

         - These projections have not been adjusted by WP&Co. though WP&Co. has had due diligence discussions with management concerning these projections and feels that such projections are reasonable under current market and operating conditions.

         - However, the projected financial results are subject to numerous risks, including those outlined on Pg. 13, "Risk Factors of Not Selling for Cash Today"




                                                    Wasserstein Perella & Co.
--------------------------------------------------------------------------------

CELADON GROUP, INC.                                         Valuation Summary
--------------------------------------------------------------------------------
Application and Limitations on Valuation Methodologies for Celadon, Cont'd.

Application of Valuation Methods

    - The comparable trading multiple approach compares Celadon's Purchase Price to EBITDA multiple (both, as outlined above) to the Median Range (defined below) of its small cap trucking peers

         - This comparison is useful in determining how the Purchase Price compares to what valuations the public markets are awarding to EBITDA of companies in similar businesses

         - The Median Range is defined at the median plus and minus one standard deviation of the set of multiples for the peers; this method also reduces the effects of outliers

         - Using the trailing EBITDA multiple is useful to gauge what valuations are awarded to actual EBITDA results, which avoids the uncertainty of the projections

         - Using the forward EBITDA multiple is also useful because both Celadon and many of its peers project growth for calendar 1998 in EBITDA; using projections for one year reduces some of the uncertainty of the projections

         - Pro Forma Adjusted Fiscal Year 1998 (ending 6/30/98): These EBITDA and Net Income figures use the Comparable Companies' last twelve months multiples

         - Pro Forma Calendar 1998 (ending 12/31/98): These EBITDA and Net Income figures use the Comparable Companies' 1998 multiples



                                                    Wasserstein Perella & Co.
--------------------------------------------------------------------------------

CELADON GROUP, INC.                                         Valuation Summary
--------------------------------------------------------------------------------
Application and Limitations on Valuation Methodologies for Celadon, Cont'd.

    - The comparable acquisitions method is useful for assessing control premiums

         - Comparing purchases of similar sized companies gives a broad distribution of control premiums paid

         - Examining transactions in the trucking industry gives some valuation benchmarks, though the small universe of these transactions limits the level of comfort we can derive from this data

              - No other acquisitions of this size has been made in the pure-play long haul trucking industry in recent years

              - Matlack and MTL are the closest comparables, though their businesses focus of transporting bulk liquids is arguably different from Celadon's, and the Matlack transaction was not completed




                                                    Wasserstein Perella & Co.
--------------------------------------------------------------------------------

CELADON GROUP, INC.
--------------------------------------------------------------------------------











                        ---------------------------------


                                    Appendix


                        ---------------------------------





                                                    Wasserstein Perella & Co.
--------------------------------------------------------------------------------

CELADON GROUP, INC.
--------------------------------------------------------------------------------











                     ----------------------------------------


                      Comparable Company Valuation Analysis


                     ----------------------------------------




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--------------------------------------------------------------------------------

CELADON GROUP, INC.                       Comparable Company Valuation Analysis

--------------------------------------------------------------------------------

Comparable Company Analysis ($MM, except per share data)(1)

Market Data


                                                                                      EPS
                                         Price     Market     Firm         ---------------------------
                                        6/17/98    Value      Value         LTM        1998       1999
                                        -------    ------    ------         ---        ----       ----
Smaller Cap Companies:

Celadon Group (2)                        $14.25    $110.5     $202.9       $0.73      $1.19      $1.65
Covenant Transport                        17.38     233.9      326.6        1.09       1.24       1.48
Knight Transportation                     16.81     251.5      252.6        0.75       0.85       1.05
M.S. Carriers                             26.25     325.2      424.7        1.68       1.85       2.10
Transportation Corp. of America           16.88     115.4      167.7        1.22       1.40       1.64
USA Truck                                 14.75     139.8      172.4        0.95       1.09       1.25
U.S. Express Enterprises (3)              16.59     250.5      373.9        1.20       1.38       1.67

Larger Cap Companies:
Heartland Express                        $22.00    $660.0     $574.1       $1.04      $1.16      $1.33
J.B. Hunt Transport Services              29.38    1046.2     1442.8        0.56       1.36       1.63
Swift Transportation                      19.88     850.7      939.7        1.06       1.17       1.35
Werner Enterprises                        18.63     891.7      936.8        1.08       1.19       1.37

Median: Smaller Cap Excl. Celadon
Median: Larger Cap
Median: Total
Median: Total Excl. Celadon



                                            P/E Multiples       EBITDA Multiple            2 Year CAGR
                                       ---------------------   ------------------   -------------------------
                                       LTM     1998    1999    LTM    1998   1999   Sales     EBIT       EPS
Smaller Cap Companies:

Celadon Group (2)                     $19.4x   12.0x    8.6x   7.6x   5.5x   4.5x   28.1%     19.6%     38.4%
Covenant Transport                     15.9    14.0    11.7    5.7    4.6    3.9    32.2%     25.8%     24.9%
Knight Transportation                  22.5    19.8    16.0    8.6    7.4    6.0    37.5%     33.8%      8.0%
M.S. Carriers                          15.6    14.2    12.5    5.4    4.5    3.9    15.0%     22.3%     28.9%
Transportation Corp. of America        13.8    12.1    10.3    5.0    4.4    3.9    15.5%     25.6%     23.9%
USA Truck                              15.5    13.5    11.8    5.7    4.9    4.1    14.4%     24.1%     23.8%
U.S. Express Enterprises (3)           13.8    12.0     9.9    7.6    5.4    4.5    24.7%    152.0%    995.4%

Larger Cap Companies:
Heartland Express                      21.1x   19.0x   16.5x   9.2x   8.4x   7.4x   18.6%     19.5%     22.8%
J.B. Hunt Transport Services            NM     21.6    18.0    7.7    6.0    5.3     8.9%     21.7%     61.1%
Swift Transportation                   18.8    17.0    14.7    7.8    6.9    5.9    27.9%     31.6%     30.8%
Werner Enterprises                     17.2    15.7    13.6    5.9    5.3    4.7    17.8%     17.6%      6.1
                                       -----   -----   -----   ----   ----   ----   -----     -----     -----

Median: Smaller Cap Excl. Celadon      15.6x   13.8x   11.8x   5.7x   4.7x   4.0x   20.1%     25.7%     24.4%
Median: Larger Cap                     18.8x   18.0x   15.6x   7.8x   6.5x   5.6x   18.2%     20.6%     26.8%
Median: Total                          16.6x   14.2x   12.5x   7.6x   5.4x   4.5x   18.6%     24.1%     24.9%
Median: Total Excl. Celadon            15.9x   14.9x   13.0x   6.7x   5.3x   4.6x   18.2%     24.8%     24.4%
                                       -----   -----   -----   ----   ----   ----   -----     -----     -----


LTM Operating Data

                                   Fiscal       Last
                                    Year      Finacial                                   Net       Net       Total
                                    End       Statement    Sales     EBITDA    EBIT    Income     Debt        Debt
                                    ---       ---------    -----     ------    ----    ------     ----        ----
Smaller Cap Companies:

Celadon Group (2)                  6/30/97     3/31/98     $215.0     $26.7    $14.6     $5.7     $92.4      $94.1
Covenant Transport                 12/31/97    3/31/98      315.1      57.5     29.6     14.5      92.7      100.0
Knight Transportation              12/31/97    3/31/98      106.2      29.2     19.0     11.1       1.1        2.0
M.S. Carriers                      12/31/97    3/31/98      440.4      78.9     36.6     20.6      99.5      101.4
Transportation Corp. of America    12/31/97    3/31/98      192.4      33.5     17.3      8.2      52.4       59.2
USA Truck                          12/31/97    3/31/98      134.1      30.4     16.1      9.0      32.6       35.4
U.S. Express Enterprises (3)       3/31/98     3/31/98      466.2      49.3     33.4     16.5     123.4      129.4

Larger Cap Companies:
Heartland Express                  12/31/97    3/31/98     $269.5     $62.6    $44.5    $31.3    ($85.9)      $0.0
J.B. Hunt Transport Services       12/31/97    3/31/98     1602.4     187.0     57.2     20.3     396.6      406.0
Swift Transportation               12/31/97    3/31/98      749.2     120.3     79.9     44.8      89.0       98.2
Werner Enterprises                 12/31/97    3/31/98      799.8     159.2     84.3     51.8      45.1       70.0


                                                                                                    Net Debt/
                                      1998      1999    Return on    EBITDA/    Net Income/    --------------------
                                     EBITDA    EBITDA     Equity      Sales        Sales       Firm Value    EBITDA
                                     ------    ------     ------      -----        -----       ----------    ------
Smaller Cap Companies:
Celadon Group (2)                     $37.1     $44.7      11.1%      12.4%         2.6%        45.5%         3.5x
Covenant Transport                     71.4      83.3      14.8%      18.3%         4.6%        28.4%         1.6
Knight Transportation                  34.3      42.3      18.5%      27.5%        10.4%         0.4%         0.0
M.S. Carriers                          94.3     108.4      11.3%      17.9%         4.7%        23.4%         1.3
Transportation Corp. of America        38.2      42.8      15.7%      17.4%         4.3%        31.2%         1.6
USA Truck                              35.2      41.9      16.3%      22.7%         6.7%        18.9%         1.1
U.S. Express Enterprises (3)           69.2      83.2      12.5%      10.6%         3.5%        33.0%         2.5

Larger Cap Companies:
Heartland Express                     $68.5     $77.1      19.4%      23.2%        11.6%       (15.0%)       (1.4)x
J.B. Hunt Transport Services          238.5     269.8       5.9%      11.7%         1.3%        27.5%         2.1
Swift Transportation                  136.6     159.5      15.8%      16.1%         6.0%         9.5%         0.7
Werner Enterprises                    176.9     199.8      12.8%      19.9%         6.5%         4.8%         0.3



----------

(1)  Projections are for calendar years.
(2)  Celadon CAGR is taken from F1995 to F1997.
(3)  U.S. Express CAGR is taken from F1996 to F1998.

                                                       Wasserstein Perella & Co.

--------------------------------------------------------------------------------

CELADON GROUP, INC.                    Comparable Company Valuation Analysis
----------------------------------------------------------------------------
Celadon Group, Inc.



                       LFY            Recent Q      Past Q            LTM            Estimates
                     6/30/97           3/31/98      3/31/98         3/31/98       1998       1999
                     -------          --------      -------         -------       ----       ----
Sales                 $191.0            $164.7       $140.8          $215.0
   Growth                                17.0%


EBITDA                  22.6              21.2         17.0            26.7       37.1       44.7
   Margin              11.8%             12.9%        12.1%           12.4%

JV EBITDA

EBIT                    12.4              11.7          9.5            14.6
   Margin               6.5%              7.1%         6.8%            6.8%

Interest Expense         4.9               4.6          3.8             5.7


EBITDA/Interest         4.6x              4.6x         4.5x            4.7x


Net Income               4.5               4.7          3.5             5.7        9.2       12.7


EPS                    $0.59             $0.61        $0.46           $0.73      $1.19     $ 1.65


Book Value                                51.0                        51.0


Executives                                                 Board of Directors
----------                                                 ------------------
Stephen Russell        Chairman, President, CEO            Joel Smilow
Ronald Roman           COO,SVP                             Stephen Russell
Bob Goldberg           CFO                                 Paul Biddleman
                                                           Michael Miller
                                                           Kilin To

Ownership
---------
Insiders (10 persons):               17.4%
Hanseatic Corp:                      13.1%
Dimensional fund:                    6.6%
Citicorp Venture Capital:            5.8%





Book Capitalization (3/31/98)              Amount               %
-----------------------------              ------               --
Cash & Equivalents                          $1.7
Short-Term Debt                            $18.9            13.0%
Long-Term Debt                              75.2            51.8%
Preferred Stock                              0.0             0.0%
Minority Interest                            0.0             0.0%
Shareholders Equity                          51.0            35.2%
                                            ----            -----
 Total Capitalization                     $145.1           100.0%


Market Capitalization
---------------------
Share Price                                    $14.25
Shares Outstanding(MM)                          7.7
Options                                         0.3
Average Exercise Price                         12.37
                                               -----
Market Equity value                           $110.5


Debt                                            94.1
Preferred Stock                                  0.0
Minority Interest                                0.0
Less: Cash & Equivalents                        (1.7)
Net Debt                                        92.4
                                                ----
  Enterprise Value                             $202.9


                                   LTM               1998              1999
                                   ---               ----              ----
Enterprise Value/EBITDA            7.6x              5.5x              4.5x
Price/Earnings Ratio              19.4x             12.0x              8.6x

CELADON GROUP, INC.                        Comparable Company Valuation Analysis
--------------------------------------------------------------------------------

Covenant Transport

                                                                                      Estimates
                                               LFY     Recent Q   Past Q    LTM     --------------
                                            12/31/97    3/31/98   3/31/98 3/3/98     1998    1999
                                            ---------  --------   ------  -------   ------  ------
Sales                                          $297.9   $ 79.8    $62.6   $315.1
  Growth
EBITDA                                          54.6      13.5     10.6     57.5      71.4    83.3
  Margin                                       18.3%                       18.3%
JV EBITDA
EBIT                                            28.1       5.8      4.3     29.6
  Margin                                        9.4%                        9.4%
Interest Expense                                 6.3       1.5      1.4      6.4
  EBITDA/Interest                               8.7x                        9.0x
Net Income                                      13.7       2.7      1.8     14.5      16.6    19.8
EPS                                            $1.03     $0.20    $0.14    $1.09     $1.24   $1.48
Book Value                                                98.3              98.3

Book Capitalization (3/31/98)                                                Amount         %
-------------------------------------------------------------------------  -----------  ---------
Cash & Equivalents                                                          $     7.4
Short-Term Debt                                                             $     1.6        0.8%
Long-Term Debt                                                                   98.4       49.6%
Preferred Stock                                                                   0.0        0.0%
Minority Interest                                                                 0.0        0.0%
Shareholders Equity                                                              98.3       49.6%
  Total Capitalization                                                      $   198.3      100.0%


Market Capitalization
-------------------------------------------------------------------------
  Share Price                                                               $   17.83
  Shares Outstanding (MM)                                                        13.4
  Options                                                                         0.2
  Option Strike Price                                                       $    8.89
  Market Equity Value                                                       $   233.9
  Debt                                                                          100.0
  Preferred Stock                                                                 0.0
  Minority Interest                                                               0.0
  Less: Cash & Equivalents                                                       (7.4)
  Net Debt                                                                       92.7
                                                                           -----------  ---------
  Enterprise Value                                                          $   326.6

                                                                               LTM       1998       1999
                                                                         ---------  ---------  ---------
Enterprise Value/EBITDA                                                       5.7x       4.6x       3.9x
Price/Earnings Ratio                                                         15.9x      14.0x      11.7x


                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

CELADON GROUP, INC.                       Comparable Company Valuation Analysis
-------------------------------------------------------------------------------
Knight Transportation


                                                                                        Estimates
                                         LFY     Recent Q    Past Q       LTM     ----------------------
                                      12/31/97    3/31/98    3/31/97    3/31/98      1998        1999
                                      --------   --------   --------   --------   ----------  ----------

Sales                                   $99.2       $28.3      $21.3     $106.2
  Growth

EBITDA                                   27.0         7.8        5.7       29.2        34.3        42.3
  Margin                                27.2%       27.7%      26.5%      27.5%

JV EBITDA

EBIT                                     17.5         5.0        3.5       19.0
  Margin                                17.6%       17.8%      16.6%      17.9%



Interest Expense                          NA          0.0        0.0         NA
  EBITDA/Interest

Net Income                              10.3          2.9        2.1       11.1        12.7        15.7

EPS                                    $0.69        $0.20      $0.14      $0.75       $0.85       $1.05

Book Value                                           59.8                  59.8




Book Capitalization (3/31/98)               Amount            %
-----------------------------               ------         -------

  Cash & Equivalents                         $0.9

  Short-Term Debt                            $2.0            3.3%
  Long-Term Debt                              0.0            0.0%
  Preferred Stock                             0.0            0.0%
  Minority Interest                           0.0            0.0%
  Shareholders Equity                        59.8           96.7%
                                            ------         -------
    Total Capitalization                    $61.9          100.0%

Market Capitalization
---------------------

  Share Price                               $16.81
  Shares Outstanding (MM)                    14.9   split
  Options                                     0.0
  Option Strike Price                       $12.09
                                            ------
  Market Equity Value                       $251.5

  Debt                                        2.0
  Preferred Stock                             0.0
  Minority Interest                           0.0
  Less: Cash & Equivalents                   (0.9)
  Net Debt                                    1.1
                                            ------
    Enterprise Value                        $252.6



                                            LTM      1998     1999
                                           -----    -----    -----
Enterprise Value/EBITDA                     8.6x     7.4x     6.0x
Price/Earnings Ratio                       22.5x    19.8x    16.0x

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------
                                       32

CELADON GROUP, INC.                       Comparable Company Valuation Analysis
-------------------------------------------------------------------------------
Transportation Corporation of America


                                                                                         ESTIMATES
                                               LFY      RECENT Q   PAST Q      LTM     --------------
                                             12/31/97   3/31/98    3/31/97   3/31/98    1998    1999
                                             --------   --------   -------   -------   ------  ------


Sales                                         $186.4     $ 49.5    $ 43.5    $192.4
  Growth

EBITDA                                          31.7        7.6       5.7      33.5      38.2    42.8
  Margin                                       17.0%      15.3%     13.1%     17.4%

JV EBITDA

EBIT                                            16.2        3.1       2.0      17.3
  Margin                                        8.7%       6.4%      4.6%      9.0%

Interest Expense                                 3.3        1.1       0.7       3.8
  EBITDA/Interest                               9.6x       6.8x      8.6x      8.9x

Net Income                                       7.8        1.3       0.8       8.2       9.4    11.0

EPS                                           $ 1.15     $ 0.19    $ 0.12    $ 1.22    $ 1.40  $ 1.64

Book Value                                                 52.5                52.5




BOOK CAPITALIZATION (3/31/98)                                              AMOUNT         %
-----------------------------                                            ----------  ---------


   Cash & Equivalents                                                    $      6.9

   Short-Term Debt                                                       $     19.4       17.3%
   Long-Term Debt                                                              39.8       35.7%
   Preferred Stock                                                              0.0        0.0%
   Minority Interest                                                            0.0        0.0%
   Shareholders Equity                                                         52.5        47.0
                                                                         -----------  ---------
    Total Capitalization                                                 $    111.7       100.0




MARKET CAPITALIZATION
---------------------


   Share Price                                                           $    16.88
   Shares Outstanding (MM)                                                      6.7
   Options                                                                      0.2
   Option Strike Price                                                   $     7.28
                                                                         ----------
   Market Equity Value                                                   $    115.4

   Debt                                                                        59.2
   Preferred Stock                                                              0.0
   Minority Interest                                                            0.0
   Less: Cash & Equivalents                                                   (6.9)
   Net Debt                                                                    52.4
                                                                         ----------
    Enterprise Value                                                     $    167.7



                                                  LTM         1998         1999
                                                 -----        -----        -----


Enterprise Value/EBITDA                            5.0x         4.4x         3.9x
Price/Earnings Ratio                              13.8x        12.1x        10.3x


                                                       Wasserstein Parella & Co.
--------------------------------------------------------------------------------

CELADON GROUP, INC.                        Comparable Company Valuation Analysis
--------------------------------------------------------------------------------

USA Truck

                                                                                      Estimates
                                                LFY     Recent Q  Past Q    LTM     --------------
                                              2/31/97   3/31/98   3/31/98  3/3/98     1998    1999
                                              -------   -------   -------  ------   ------  ------
Sales                                          $129.5     $35.2     $30.7   $134.1
  Growth

EBITDA                                           27.8       8.1       5.5     30.4    35.2    41.9
  Margin                                         21.4%     23.1%     17.9%    22.7%

JV EBITDA

EBIT                                             14.2       4.2       2.3     16.1
  Margin                                         10.9%     12.0%      7.6%    12.0%

Interest Expense                                  1.4       0.4       0.2      1.6
  EBITDA/Interest                                20.1x     20.6x     26.6x    19.4x

Net Income                                        7.9       2.3       1.3      9.0    10.3    11.8

EPS                                              $0.84     $0.25     $0.14    $0.95   $1.09   $1.25

Book Value                                                 55.0               55.0




Book Capitalization (3/31/98)                                                Amount         %
-------------------------------------------------------------------------  -----------  ---------


Cash & Equivalents                                                               $2.8

Short-Term Debt                                                                  $6.2        6.9%
Long-Term Debt                                                                   29.2       32.3%
Preferred Stock                                                                   0.0        0.0%
Minority Interest                                                                 0.0        0.0%
Shareholders Equity                                                              55.0       60.8%
                                                                           ----------   ---------
  Total Capitalization                                                          $90.4      100.0%


Market Capitalization
-------------------------------------------------------------------------
  Share Price                                                                  $14.75
  Shares Outstanding (MM)                                                         9.4
  Options                                                                         0.1
  Option Strike Price                                                           $6.25
                                                                           ----------
  Market Equity Value                                                          $139.8

  Debt                                                                           35.4
  Preferred Stock                                                                 0.0
  Minority Interest                                                               0.0
  Less: Cash & Equivalents                                                       (2.8)
  Net Debt                                                                       32.6
                                                                           ----------
  Enterprise Value                                                             $172.4



                                                                              LTM       1998       1999
                                                                             -----    ------     ------


Enterprise Value/EBITDA                                                        5.7x      4.9x       4.1x
Price/Earnings Ratio                                                          15.5x     13.5x      11.8x


                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

CELADON GROUP, INC.                        Comparable Company Valuation Analysis
--------------------------------------------------------------------------------

U.S. Xpress Enterprises, Inc.

                                                                                      Estimates
                                                LFY    Recent Q   Past Q    LTM     --------------
                                              3/31/98   3/31/98   3/31/97 3/31/98    1998    1999
                                               ------  --------   ------  -------   ------  ------
Sales                                          $466.2                     $466.2
  Growth

EBITDA                                          49.3                        49.3      69.2    83.2
  Margin                                       10.6%                       10.6%

JV EBITDA

EBIT                                            33.4                        33.4
  Margin                                        7.2%                        7.2%

Interest Expense                                 5.9                         5.9
  EBITDA/Interest                               8.3x                        8.3x

Net Income                                      16.5                        16.5      20.8    25.1

EPS                                            $1.20                       $1.20     $1.38   $1.67

Book Value                                               132.1             132.1

Book Capitalization (3/31/98)                                                Amount         %
-------------------------------------------------------------------------  -----------  ---------
Cash & Equivalents                                                               $6.0
Short-Term Debt                                                                  $4.3        1.7%
Long-Term Debt                                                                  125.1       47.8%
Preferred Stock                                                                   0.0        0.0%
Minority Interest                                                                 0.0        0.0%
Shareholders Equity                                                             132.1       50.5%
                                                                           -----------  ---------
  Total Capitalization                                                         $261.5      100.0%

Market Capitalization
------------------------------------------------------------------------- -----------  ---------
  Share Price                                                                  $16.59
  Shares Outstanding (MM)                                                        15.0
  Options                                                                         0.1
  Option Strike Price                                                           $5.50
                                                                           -----------
  Market Equity Value                                                          $250.5
  Debt                                                                          129.4
  Preferred Stock                                                                 0.0
  Minority Interest                                                               0.0
  Less: Cash & Equivalents                                                       (6.0)
  Net Debt                                                                      123.4
                                                                           -----------
  Enterprise Value                                                             $373.9

                                                                               LTM       1998       1999
                                                                         ---------  ---------  ---------
Enterprise Value/EBITDA                                                       7.6x       5.4x       4.5x
Price/Earnings Ratio                                                         13.8x      12.0x       9.9x

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

CELADON GROUP, INC.                        Comparable Company Valuation Analysis
--------------------------------------------------------------------------------

Heartland Express, Inc.

                                                                                      Estimates
                                                LFY    Recent Q   Past Q    LTM     --------------
                                               12/31/97 3/31/98   3/31/97 3/3/98     1998    1999
                                               ------  --------   ------  -------   ------  ------
Sales                                          $262.5    $66.8    $59.9   $269.5    $290.2  $333.8
  Growth

EBITDA                                          59.9      15.6     12.9     62.6      68.5    77.1
  Margin                                       22.8%     23.4%    21.6%    23.2%     23.6%   23.1%

JV EBITDA

EBIT                                            43.2      11.0      9.6     44.5
  Margin                                       16.5%     16.4%    16.1%    16.5%

Interest Expense                                 0.0       0.0      0.0      0.0
  EBITDA/Interest                                 NM        NM       NM       NM

Net Income                                      30.1       7.8      6.6     31.3      34.8    39.9

EPS                                            $1.00     $0.26    $0.22    $1.04     $1.16   $1.33

Book Value                                               161.5             161.5

                                                                               Amount        %
                                                                           -----------  ---------
Book Capitalization (3/31/98)
-----------------------------
Cash & Equivalents                                                              $85.9

Short-Term Debt                                                                  $0.0        0.0%
Long-Term Debt                                                                    0.0        0.0%
Preferred Stock                                                                   0.0        0.0%
Minority Interest                                                                 0.0        0.0%
Shareholders Equity                                                             161.5      100.0%
  Total Capitalization                                                         $161.6      100.0%
                                                                             --------     ------

Market Capitalization
-----------------------------
  Share Price                                                                  $22.00
  Shares Outstanding (MM)                                                        30.0
  Options                                                                         0.0
  Option Strike Price                                                           $0.00
                                                                             --------
  Market Equity Value                                                          $660.0

  Debt                                                                            0.0
  Preferred Stock                                                                 0.0
  Minority Interest                                                               0.0
  Less: Cash & Equivalents                                                      (85.9)
  Net Debt                                                                      (85.9)
                                                                           -----------
  Enterprise Value                                                             $574.1

                                                                               LTM       1998       1999
                                                                         ---------  ---------  ---------
Enterprise Value/EBITDA                                                       9.2x       8.4x       7.4x
Price/Earnings Ratio                                                         21.1x      19.0x      16.5x

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

CELADON GROUP, INC.                        Comparable Company Valuation Analysis
--------------------------------------------------------------------------------
J.B. Hunt Transport Services

                                                                                      Estimates
                                                LFY    Recent Q   Past Q    LTM     --------------
                                               12/31/97 3/31/98   3/31/98 3/3/98     1998    1999
                                               ------  --------   ------  -------   ------  ------
Sales                                          $1,554.3  $413.5   $365.4  $1,602.4
  Growth

EBITDA                                         173.5      54.1     40.6     187.0    244.4   290.1
  Margin                                       11.2%     13.1%    11.1%     11.7%

JV EBITDA

EBIT                                            42.9      21.7      7.3      57.2
  Margin                                        2.8%      5.2%     2.0%      3.6%

Interest Expense                                24.7       6.6      6.4      24.9
  EBITDA/Interest                               7.0x      8.2x     6.3x      7.5x

Net Income                                      11.4       9.5      0.6      20.3     49.0    58.9

EPS                                            $0.31     $0.27    $0.02     $0.56    $1.38   $1.66
Book Value                                               341.2              341.2

Book Capitalization (3/31/98)                                                Amount         %
-------------------------------------------------------------------------  -----------  ---------
Cash & Equivalents                                                               $9.4

Short-Term Debt                                                                 $88.7       11.9%
Long-Term Debt                                                                  317.3       42.5%
Preferred Stock                                                                   0.0        0.0%
Minority Interest                                                                 0.0        0.0%
Shareholders Equity                                                             341.2       45.7%
  Total Capitalization                                                         $747.2      100.0%

Market Capitalization
-------------------------------------------------------------------------
  Share Price                                                                  $29.19
  Shares Outstanding (MM)                                                        35.5
  Options                                                                         0.3
  Option Strike Price                                                          $16.52
  Market Equity Value                                                        $1,039.5

  Debt                                                                          406.0
  Preferred Stock                                                                 0.0
  Minority Interest                                                               0.0
  Less: Cash & Equivalents                                                       (9.4)
  Net Debt                                                                      396.6
                                                                           -----------
  Enterprise Value                                                           $1,436.1

                                                                               LTM       1998       1999
                                                                         ---------  ---------  ---------
Enterprise Value/EBITDA                                                       7.7x       5.9x       5.0x
Price/Earnings Ratio                                                         52.1x      21.2x      17.6x

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

CELADON GROUP, INC.                        Comparable Company Valuation Analysis
--------------------------------------------------------------------------------
Swift Transportation

                                                                                       Estimates
                                                 LFY     Recent Q  Past Q     LTM     --------------
                                               12/31/97  3/31/98   3/31/97  3/31/98    1998    1999
                                               --------  --------  -------  -------   ------  ------
Sales                                          $713.6    $191.6    $156.1   $749.2
  Growth

EBITDA                                         111.9       28.0     19.6     120.3    136.6   159.5
  Margin                                       15.7%      14.6%    12.6%     16.1%

JV EBITDA

EBIT                                            74.0       16.9     11.1      79.9
  Margin                                       10.4%       8.8%     7.1%     10.7%

Interest Expense                                 4.5        1.3      0.8       5.0
  EBITDA/Interest                              25.1x      20.9x    24.1x     24.1x

Net Income                                      41.6        9.4      6.2      44.8     50.0    57.7

EPS                                            $0.99      $0.22    $0.15     $1.06    $1.17   $1.35

Book Value                                                284.2              284.2

Book Capitalization (3/31/98)                                                Amount         %
-----------------------------                                              -----------  ---------
Cash & Equivalents                                                               $9.2
Short-Term Debt                                                                  $6.0        1.6%
Long-Term Debt                                                                   92.2       24.1%
Preferred Stock                                                                   0.0        0.0%
Minority Interest                                                                 0.0        0.0%
Shareholders Equity                                                             284.2       74.3%
                                                                           -----------  ---------
  Total Capitalization                                                         $382.3      100.0%

Market Capitalization
---------------------
  Share Price                                                                  $19.88
  Shares Outstanding (MM)                                                        42.7     split
  Options                                                                         0.1
  Option Strike Price                                                           $3.78
                                                                           -----------
  Market Equity Value                                                          $850.7

  Debt                                                                           98.2
  Preferred Stock                                                                 0.0
  Minority Interest                                                               0.0
  Less: Cash & Equivalents                                                       (9.2)
  Net Debt                                                                       89.0
                                                                           -----------
  Enterprise Value                                                             $939.7

                                                                               LTM       1998       1999
                                                                         ---------  ---------  ---------
Enterprise Value/EBITDA                                                       7.8x       6.9x       5.9x
Price/Earnings Ratio                                                         18.8x      17.0x      14.7x

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

CELADON GROUP, INC.                        Comparable Company Valuation Analysis
--------------------------------------------------------------------------------
Werner Enterprises

                                                                                      Estimates
                                                LFY    Recent Q   Past Q    LTM     --------------
                                               12/31/97 3/31/98   3/31/98 3/3/98     1998    1999
                                               ------  --------   ------  -------   ------  ------
Sales                                          $772.1   $199.7    $172.0   $799.8
  Growth

EBITDA                                         150.3      37.6     28.7     159.2    176.9   199.8
  Margin                                       19.5%     18.8%    16.7%     19.9%

JV EBITDA

EBIT                                            77.6      18.1     11.5      84.3
  Margin                                       10.1%      9.1%     6.7%     10.5%

Interest Expense                                 3.0       1.0      0.4       3.6
  EBITDA/Interest                              50.1x     37.4x    64.2x     44.7x

Net Income                                      48.4      10.9      7.4      51.8     56.9    65.5

EPS                                            $1.02     $0.22    $0.16     $1.08    $1.19   $1.37
Book Value                                               406.2              406.2

Book Capitalization (3/31/98)                                                Amount         %
-------------------------------------------------------------------------  -----------  ---------
Cash & Equivalents                                                              $24.9
Short-Term Debt                                                                  $0.0        0.0%
Long-Term Debt                                                                  70.0%       14.7%
Preferred Stock                                                                   0.0        0.0%
Minority Interest                                                                 0.0        0.0%
Shareholders Equity                                                             406.2       85.3%
                                                                               ------      ------
  Total Capitalization                                                         $476.2      100.0%

Market Capitalization
-------------------------------------------------------------------------
  Share Price                                                                  $18.63
  Shares Outstanding (MM)                                                        47.8     split
  Options                                                                         0.3
  Option Strike Price                                                          $14.19
  Market Equity Value                                                          $891.7
  Debt                                                                           70.0
  Preferred Stock                                                                 0.0
  Minority Interest                                                               0.0
  Less: Cash & Equivalents                                                      (24.9)
  Net Debt                                                                       45.1
                                                                           -----------
  Enterprise Value                                                             $936.8

                                                                               LTM       1998       1999
                                                                         ---------  ---------  ---------
Enterprise Value/EBITDA                                                       5.9x       5.3x       4.7x
Price/Earnings Ratio                                                         17.2x      15.7x      13.6x

                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

CELADON GROUP, INC.
--------------------------------------------------------------------------------











                     ----------------------------------------


                              Discounted Cash FLow
                                    Analysis


                     ----------------------------------------




                                                    Wasserstein Perella & Co.
--------------------------------------------------------------------------------

CELADON GROUP, INC.                               Discounted Cash Flow Analysis
-------------------------------------------------------------------------------
WACC Comparison of Selected Trucking Companies ($MM)(1)

Assumptions:
Marginal Tax Rate                      40.0%
Risk Free Rate of Return                5.5%
Market Risk Premium                     7.7%

                                       Predicted    Total   Market Value     Debt/   Unlevered
                                        Beta(1)      Debt      6/17/98      Equity      Beta
                                       ---------    -----   -------------  --------  ---------
Selected Companies
Heartland Express                          0.73       $0.0       $660.0        0.0%       0.73
J.B. Hunt Transport Services               0.88     $406.0     $1,046.2       38.8%       0.71
Swift Transportation                       0.67      $98.2       $850.7       11.5%       0.63
Werner Enterprises                         0.71      $70.0       $891.7        7.9%       0.68
                                       -------------------------------------------------------
Mean                                       0.75                               14.5%       0.69
Median                                     0.72                                9.7%       0.70
                                       -------------------------------------------------------

                                             Capital Structure              Cost of Equity           Cost of Debt
                                      --------------------------------    -------------------     -------------------
                                       Total      Firm       Debt/        Levered     Cost of     BT Cost     AT Cost
                                        Debt     Value     Firm Value      Beta        Equity     of Debt     of Debt     WACC
                                      -------   --------  ------------    -------     -------     -------     -------    ------
Selected Companies
Heartland Express                       $0.0      $574.1        0.0%       0.73        11.1%       6.5%         3.9%      11.1%
J.B. Hunt Transport Services          $406.0    $1,442.8       28.1%       0.88        12.2%       6.3%         3.8%       9.9%
Swift Transportation                   $98.2      $939.7       10.4%       0.67        10.7%       6.5%         3.9%      10.0%
Werner Enterprises                     $70.0      $936.8        7.5%       0.71        11.0%       6.3%         3.8%      10.5%
                                      -----------------------------------------------------------------------------------------
Mean                                                           11.5%       0.75        11.3%       6.4%         3.8%      10.3%
Median                                                          9.0%       0.72        11.0%       6.4%         3.8%      10.2%
                                      -----------------------------------------------------------------------------------------


-----------------------
(1)  Source: BARRA Beta Book.


                                                      Wasserstein Perella & Co.
-------------------------------------------------------------------------------
                                       41

CELADON GROUP, INC.                             Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Adjustment Rationale for the Celadon Beta Provided by Statistical Services

    - Why adjustments to observed betas are necessary for small cap, leveraged companies(1)

         - No commercial beta reporting service provides estimates of systematic risk that accounts for the lagged price response of small firms to marketwide information

         - Small cap stocks trading may not be synchronized with general market movements due to illiquidity, higher transactions costs, less available public information, or fewer research analysts

         - Ibbotson's research(1) indicates that beta estimates for small firms are biased severely downward

              - Small firm betas should be generally higher than large firm betas due to the higher risks and returns historically observed for small firms

         - Using lagged returns on a market index (which is heavily weighted toward large, high information, liquid firms) will capture the delayed adjustment of small firms to market wide information

              - Adjusted estimates of betas display the positive risk/return trade-off implied by the CAPM

    - If betas are not adjusted through statistical regressions, then they may be adjusted by taking the unlevered beta mean of large cap comparables and releveraging this beta for the target's capital structure

--------
(1) Source: Ibbotson, Roger G., et al. Journal of Portfolio Management "Estimates of Small-Stock Betas Are Much Too Low," June 22, 1997.




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--------------------------------------------------------------------------------

CELADON GROUP, INC.                                Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
DCF Valuation Matrix ($MM, except per share data)

                                                                     Terminal Value LTM EBITDA
                                                                              Multiple
Discount                                                            ----------------------------
  Rate                                                                6.0x      6.5x      7.0x
                                                                    --------  --------  --------
  11%   PV of Cash Flow Stream                                        ($12.8)   ($12.8)   ($12.8)
        PV of Terminal Value                                           274.0     296.8     319.6
                                                                    --------  --------  --------
        Enterprise Value                                            $  261.1  $  284.0  $  306.8
        Less: Net Debt                                                 101.1     101.1     101.1
                                                                    --------  --------  --------
        PV of Equity Value                                          $  160.0  $  182.8  $  205.7
        Implied Price Per Share                                     $  20.26  $  23.15  $  26.04
        Implied Growth in Perpetuity                                    9.5%      9.6%      9.7%

  12%   PV of Cash Flow Stream                                        ($12.6)   ($12.6)   ($12.6)
        PV of Terminal Value                                           261.9     283.8     305.6
                                                                    --------  --------  --------
        Enterprise Value                                            $ 249.31  $ 271.14  $ 292.97
        Less: Net Debt                                                 101.1     101.1     101.1
                                                                    --------  --------  --------
        PV of Equity Value                                          $  148.2  $  170.0  $  191.8
        Implied Price Per Share                                     $  18.76  $  21.53  $  24.29
        Implied Growth in perpetuity                                   10.5%     10.6%     10.7%

  13%   PV of Cash Flow Stream                                        ($12.4)   ($12.4)   ($12.4)
        PV of Terminal Value                                           250.6     271.4     292.3
                                                                    --------  --------  --------
        Enterprise Value                                            $ 238.12  $ 259.00  $ 279.88
        Less: Net Debt                                                 101.1     101.1     101.1
                                                                    --------  --------  --------
        PV of Equity Value                                          $  137.0  $  157.9  $  178.8
        Impied Price Per Share                                      $  17.35  $  19.99  $  22.63
        Implied Growth in perpetuity                                   11.5%     11.6%     11.7%

                                                      Wasserstein, Perella & Co.
--------------------------------------------------------------------------------

CELADON GROUP, INC.                               Discounted Cash Flow Analysis
-------------------------------------------------------------------------------
Unlevered Income Statement

                                                          Fiscal Years Ending 6/30,
                                  -------------------------------------------------------------------------
                                   1997E      1998P      1999P      2000P      2001P      2002P      2003P
-----------------------------------------------------------------------------------------------------------
Total Revenue                     $190.7     $228.9     $284.1     $325.9     $373.7     $415.1     $455.3
  % Growth                                      20%        24%        15%        15%        11%        10%

Operating Expenses                 168.1      199.3      246.2      274.4      309.0      344.9      378.3

EBITDA                              22.6       29.6       37.9       51.5       64.6       70.2       76.9
  % Margin

Depreciation                        10.1       12.8       14.0       17.5       21.3       21.9       24.0

Goodwill Amortization                0.0        0.5        0.5        0.5        0.5        0.5        0.5

EBIT                                12.4       16.3       23.3       33.5       42.8       47.7       52.4

Joint Venture Income                 0.0        0.0        0.0        0.0        0.0        0.0        0.0

Other Income                         0.0        0.1        0.0        0.0        0.0        0.0        0.0
-----------------------------------------------------------------------------------------------------------
Pre-tax Income                      12.5       16.4       23.3       33.5       42.8       47.7       52.4

Provision for Income Taxes           5.0        6.2        8.6       13.1       16.9       18.9       20.7
  Tax Rate                         40.0%      38.1%      36.8%      39.0%      39.5%      39.5%      39.5%
-----------------------------------------------------------------------------------------------------------
Net Income                          $7.5      $10.1      $14.8      $20.4      $25.9      $28.9      $31.7


                                                      Wasserstein Perella & Co.
-------------------------------------------------------------------------------
                                      44

CELADON GROUP, INC.                                Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Unlevered Balance Sheet Projections


                                                          Fiscal Years Ending 6/30,
                                  -------------------------------------------------------------------------
                                   1997E      1998P      1999P      2000P      2001P      2002P      2003P
-----------------------------------------------------------------------------------------------------------
Accounts Receivable                            44.0       48.6       50.6       51.9       51.9       51.9
Inventories                                     0.0        0.0        0.0        0.0        0.0        0.0
Other Current                                  13.6       13.6       13.9       14.1       14.1       14.1
  TOTAL CURRENT ASSETS                         57.7       62.2       64.5       66.0       66.0       66.0

PP&E (net)                                    113.2      119.0      164.7      193.7      221.7      247.7
Tires in Service                                2.2        2.2        2.2        2.2        2.2        2.2
Joint Venture Investment                        0.0        0.0        0.0        0.0        0.0        0.0
Goodwill                                       11.0       10.5       10.0        9.5        9.0        8.5
Other                                           3.1        3.1        3.1        3.1        3.1        3.1

TOTAL ASSETS                                  187.1      197.0      244.5      274.5      302.1      327.5


Accounts Payable                               22.3       25.1       25.8       26.6       26.6       26.6
Accrued Expense                                 0.0        0.0        0.0        0.0        0.0        0.0
Other Current                                  10.9       10.5       10.4       10.3       10.3       10.3
  TOTAL CURRENT LIABILITIES                    33.2       35.6       36.3       37.0       37.0       37.0

Deferred Taxes                                  0.0        0.0        0.0        0.0        0.0        0.0
  TOTAL LIABILITIES                            33.2       35.6       36.3       37.0       37.0       37.0

Equity @ BOY                                  110.0      153.9      161.4      208.2      237.6      265.1
Plus: Net Income                               10.1       14.8       20.4       25.9       28.9       31.7
Less: Dividends                                          (7.3)       26.4        3.4      (1.3)      (6.2)
Equity @ EOY                                  153.9      161.4      208.2      237.6      265.1      290.6


TOTAL LIABILITIES AND EQUITY                  187.1      197.0      244.5      274.5      302.1      327.5


                                                      Wasserstein Perella & Co.
-------------------------------------------------------------------------------
                                      45

CELADON GROUP, INC.                               Discounted Cash Flow Analysis
-------------------------------------------------------------------------------
Unlevered Cash Flow Projections




                                                                  Fiscal Years Ending 6/30,
                                          -------------------------------------------------------------------------
                                           1997E      1998P      1999P      2000P      2001P      2002P      2003P
-------------------------------------------------------------------------------------------------------------------
Net Income                                                       $14.8      $20.4      $25.9      $28.9      $31.7
D & A (includes Goodwill)                                         14.5       18.0       21.8       22.4       24.5
(Increase) Decrease in Working Capital                           (2.2)      (1.7)      (0.8)        0.0        0.0
Joint Venture Income                                               0.0        0.0        0.0        0.0        0.0
Change in Deferred Taxes                                           0.0        0.0        0.0        0.0        0.0
Other                                                              0.0        0.0        0.0        0.0        0.0

Net Cash Provided (Used) By Operating
  Activities                                                      27.1       36.8       46.9       51.3       56.2
-------------------------------------------------------------------------------------------------------------------
Capital Expenditures                                            (19.8)     (63.2)     (50.3)     (50.0)     (50.0)
Other2                                                             0.0        0.0        0.0        0.0        0.0
Other3                                                             0.0        0.0        0.0        0.0        0.0

Net Cash Provided (Used) by Investing
  Activities                                                    (19.8)     (63.2)     (50.3)     (50.0)     (50.0)
-------------------------------------------------------------------------------------------------------------------

Distributions from Joint Venture                                   0.0        0.0        0.0        0.0        0.0

Net Cash Provided (Used) by Financing                              0.0        0.0        0.0        0.0        0.0
-------------------------------------------------------------------------------------------------------------------

Unlevered Free Cash Flow                                           7.3     (26.4)      (3.4)        1.3        6.2


                                                      Wasserstein Perella & Co.
-------------------------------------------------------------------------------
                                       46

CELADON GROUP, INC.
--------------------------------------------------------------------------------










                        -----------------------------------


                                Premium Analysis


                        -----------------------------------




                                                    Wasserstein Perella & Co.
--------------------------------------------------------------------------------

CELADON GROUP, INC.                                             Premium Analysis
--------------------------------------------------------------------------------
Premium Analysis ($MM)
Transactions (1): Last 12 months, Range: $200-$300 MM, Control Acquisitions

                                                                                                                Premium (%)
  Date      Value of                                                     Target Business         Debt/    ------------------------
Announced  Transaction   Acquiror Name           Target Name             Description             Equity   1 month   1 week   1 day
---------  -----------   ----------------------  ----------------------  ----------------------  ------   -------   ------   -----
06/16/97      275.2      United Dominion         Core Industries Inc     Manufacture electronic
                         Industries Ltd                                  equip                   26.0%     49.3      37.9    26.6
06/19/97      206.8      Gateway 2000 Inc        Advanced Logic          Mnfr microcomputer
                                                 Research Inc            systems                  0.0%     34.8      30.5    29.2
06/24/97      275.5      Louis Dreyfus Natural   American Exploration    Oil and gas
                         Gas                     Co                      exploration, prodn      46.0%     21.6      15.0    13.0
07/07/97      233.6      Meridian Resource Corp  Cairn Energy USA Inc    Oil and gas
                                                                         exploration, prodn      43.0%     26.7      29.0    22.3
07/08/97      213.6      Jitney-Jungle Stores    Delchamps Inc           Own and operate
                         of Amer                                         supermarkets            14.0%      6.7      (0.8)   (2.4)
07/09/97      273.9      CDSI Holding Corp       Control Data Systems    Mnfr computers,
                                                 Inc                     peripherals              0.0%     35.0      30.6    29.1
07/15/97      244.4      Paxar Corp              Intl Imaging Materials  Mnfr thermal transfer
                                                                         ribbons                  2.0%     64.9      60.2    67.3
07/22/97      219.9      Sanmina Corp            Elexsys International   Manufacture circuit
                                                 Inc                     boards                  77.0%     40.2      (8.6)    1.5
08/08/97      278.1      USF&G Corp              Titan Holdings Inc      Auto,property,casualty
                                                                         ins co                  36.0%     24.9      19.1    16.0
08/14/97      233.2      Omnicare Inc            American Medserve Corp  Wholesale
                                                                         pharmaceuticals         14.0%     25.8      16.1     2.5
08/14/97      298.6      Madison Dearborn        Tuesday Morning Corp    Own, operate giftware
                         Partners                                        stores                  49.0%     11.1      25.8    22.7
08/15/97      210.9      Fulton Finl             Keystone Heritage       Bank holding company
                         Corp.Lancaster,PA       Group                                            0.0%     65.1      49.9    43.8
08/25/97      288.1      Perkin-Elmer Corp       PerSeptive Biosystems   Mnfr chromatography
                                                 Inc                     equipment               48.0%     50.4      24.9    16.8
09/08/97      231.0      Graham-Field Health     Fuqua Enterprises       Manufacture tanned
                         Products                Inc                     leather                 59.0%     78.8      52.8    42.3
09/12/97      266.0      Patriot Amer Hosp/      WHG Resorts & Casino    Own,op resorts and
                         Wyndham Intl            Inc                     casino                  32.0%     78.5      72.3    35.1
09/19/97      217.6      Marshall Industries     Sterling Electronics    Whl electronic
                                                 Corp                    components              80.0%     57.0      30.2    16.3
10/13/97      269.4      ICG Communications Inc  Netcom On-Line          Internet service
                                                 Communication           provider                 3.0%     78.5      70.9    49.8
10/23/97      234.7      Harbinger Corp          Premenos Technology     Develop EDI software
                                                 Corp                                             0.0%     27.8      49.1    55.2
11/04/97      250.3      Parametric Technology   Computer Vision Corp    Mnfr computers,
                         Corp                                            peripherals              0.0%     18.6      69.9    28.3
11/13/97      240.8      Investor Group          Chartwell Leisure Inc   Own,op hotels and
                                                                         motels                  48.0%     11.3       4.5    11.3
12/01/97      253.7      AXENT Technologies      Raptor Systems Inc      Develop security mgmt
                         Inc                                             software                 0.0%     16.5      20.7     5.4
12/16/97      209.4      One Valley Bancorp      FFVA Financial Corp.    Savings and loans
                         Inc. WV                 VA                                               0.0%     30.0      27.3    22.4
12/19/97      201.7      Cable Systems           IPC Information         Mnfr
                         International           Systems Inc             telecommunications
                                                                         equip                   16.0%     14.3      31.3    14.3
01/27/98      245.2      Sage Group PLC          State of the Art Inc    Develop financial
                                                                         software                 0.0%     35.4      35.4    33.3
02/11/98      250.1      Sombrero Acquisition    MTL Inc                 Pvd tank truck carrier
                         Corp                                            svcs                    66.0%     56.1      38.5    37.9
02/19/98      276.9      First Security Corp,    California State Bank   Bank holding company
                         Utah                                                                     0.0%     18.8      14.0    11.4
02/24/98      232.9      Baxter International    Somatogen Inc           Dvlp human blood
                         Inc                                             substitutes              0.0%     92.0      39.8    35.8
03/16/98      212.9      PLATINUM Technology     Logic Works Inc         Develop client/server
                         Inc                                             software                 0.0%     57.1      36.2    13.0
04/08/98      269.7      Huntsman Packaging      Blessings Corp          Mnfr plastic film
                         Corp                                            products                41.0%     34.9      18.3    18.7

                                                                         High                              92.0%     72.3%   67.3%
                                                                         Mean                              40.1%     32.4%   24.8%
                                                                         Median                            34.9%     30.5%   22.4%
                                                                         Low                                6.7%     -8.6%   -2.4%

----------------------------------------
(1) List compiled from transaction data available from Securities Database Corporation.
                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

CELADON GROUP, INC.
--------------------------------------------------------------------------------










                     ---------------------------------------


                                Selected Company
                             Financial Information


                     ---------------------------------------




                                                    Wasserstein Perella & Co.
--------------------------------------------------------------------------------


CELADON GROUP, INC.                       Selected Company Financial Information
--------------------------------------------------------------------------------
Celadon Group, Inc. Income Statement Summary Pro Forma Fiscal 1998 (in thousands)

                                                     Estimated    GETS Jul-   Pro Forma
                                                    6/30/98 LTM      Aug.        Adj.     Total GETS
                                                    -----------   ---------   ---------   ----------
Operating Revenue
  CTSI                                               $188,654      $4,233                   $4,233
  Celadon Air Mex                                         525
  Gerth                                                 3,217
  Jaguar                                                8,500
  Cheetah                                              23,375
                                                    -----------   ---------   ---------   ----------
Total                                                 226,271      $4,233                   $4,233
  Growth %
Operating Income
  CTSI                                                 15,652         129         200          329
  Celadon Air Mex                                          73
  Gerth                                                   244
  Jaguar                                                  931
  Cheetah                                               1,316
                                                    -----------   ---------   ---------   ----------
Op. Income Subtotal                                    18,216         129         200          329
Corporate Expenses                                      2,031
                                                    -----------   ---------   ---------   ----------
Consolidated Operating Income                          16,185         129         200          329
Interest Income                                          (433)
Interest Expense                                        6,385                      92           92
Other Expense (Income)                                    (86)
                                                    -----------   ---------   ---------   ----------
Pre-Tax Income                                         10,319         129         107          236
Tax Expense                                             3,947          49          41           90
                                                    -----------   ---------   ---------   ----------
Net Income                                           $  6,372      $   80      $   66       $  146
                                                    -----------   ---------   ---------   ----------
Shares--Diluted                                         7,800       7,800       7,800        7,800
EPS--Diluted                                         $   0.82      $ 0.01      $ 0.01       $ 0.02
                                                    -----------   ---------   ---------   ----------
Depreciation & Amortization                          $ 13,252      $  232                   $  232
EBITDA                                               $ 29,437      $  361                   $  561
Margin %                                                13.0%        8.5%                    13.2%

                                                    Gerth Est.                               6 Mos. Trlr.    Pro Forma
                                                    6/30/98 LTM   Gerth Adj.   Total Gerth      Conv.       Fiscal 1998
                                                    -----------   ----------   -----------   ------------   -----------
Operating Revenue
  CTSI                                                                                                       $192,887
  Celadon Air Mex                                     $30,627                    $30,627                          525
  Gerth                                                                                                        33,844
  Jaguar                                                                                                        8,500
  Cheetah                                                                                                      25,375
                                                    -----------   ----------   -----------      ------      -----------
Total                                                  30,627                     30,627                      261,132
  Growth %
Operating Income
  CTSI                                                                                           1,192         17,173
  Celadon Air Mex                                                                                                  73
  Gerth                                                   950        1,652         2,602                        2,846
  Jaguar                                                                                                          931
  Cheetah                                                                                                       1,316
                                                    -----------   ----------   -----------      ------      -----------
Op. Income Subtotal                                       950        1,652         2,602         1,192         22,338
Corporate Expenses                                                                                              2,031
                                                    -----------   ----------   -----------      ------      -----------
Consolidated Operating Income                             950        1,652         2,602         1,192         20,307
Interest Income                                                                                                  (433)
Interest Expense                                          354          480           834           754          8,065
Other Expense (Income)                                                                                            (86)
                                                    -----------   ----------   -----------      ------      -----------
Pre-Tax Income                                            596        1,172         1,768           438         12,761
Tax Expense                                               226          445           672           166          4,875
                                                    -----------   ----------   -----------      ------      -----------
Net Income                                            $   369       $  727       $ 1,096        $  272       $  7,886
                                                    -----------   ----------   -----------      ------      -----------
Shares--Diluted                                         7,800        7,800         7,800         7,800          7,800
EPS--Diluted                                          $  0.05       $ 0.09       $  0.14        $ 0.03       $   1.01
                                                    -----------   ----------   -----------      ------      -----------
Depreciation & Amortization                           $   224       $  631       $   855        $  714       $ 15,503
EBITDA                                                $ 1,174       $2,283       $ 3,456        $1,906       $ 35,360
Margin %                                                 3.8%                      11.3%                        13.5%


                                                       Wasserstein Perella & Co.
--------------------------------------------------------------------------------

CELADON GROUP, INC.                       Selected Company Financial Information
--------------------------------------------------------------------------------
Celadon Group, Inc. Income Statement Summary Pro Forma Calendar 1998 (in thousands)

                                                                                  GETS 4      Gerth 12     Pro Forma
                                                           Actual     Annual       Mos.         Mos.         Total     Previous
                                                          ---------  ---------  -----------  -----------  -----------  ---------
Operating Revenue
  CTSI                                                    $  91,793  $ 183,586   $   8,750                 $ 192,336   $ 192,336
  Celadon Air Mex                                               309        619                                   619         619
  Gerth                                                                                          39,342       39,342      35,344
  Jaguar                                                      4,009      8,018                                 8,018       8,018
  Cheetah                                                    12,569     25,138                                25,138      25,138
                                                          ---------  ---------  -----------  -----------  -----------  ---------
Total                                                       108,680    217,360       8,750       39,342      265,452     261,555
  Growth %
Operating Income
  CTSI                                                        7,354     14,709         600                    15,309      15,309
  Celadon Air Mex                                                (4)        (8)                                   (8)         (8)
  Gerth                                                                                           4,185        4,185       2,707
  Jaguar                                                        397        794                                   794         794
  Cheetah                                                       673      1,346                                 1,346       1,346
                                                          ---------  ---------  -----------  -----------  -----------  ---------
Op. Income Subtotal                                           8,420     16,841         600        4,185       21,626      20,148
Corporate Expense                                               826      1,652                                 1,652       1,652
                                                          ---------  ---------  -----------  -----------  -----------  ---------
Consolidated Operating Income                                 7,594     15,188         600        4,185       19,973      18,495
Interest Income                                                (348)      (696)                                 (696)       (696)
Interest Expense                                              2,773      5,547                      959        6,506       6,506
Other Expense (Income)                                            2          4                                     4           4
                                                          ---------  ---------  -----------  -----------  -----------  ---------
Pre-Tax Income                                                5,167     10,334         600        3,226       14,160      12,681
Tax Expense                                                   1,982      3,964         240        1,291        5,495       4,903
                                                          ---------  ---------  -----------  -----------  -----------  ---------
Net Income                                                $   3,185  $   6,369   $     360    $   1,936    $   8,665   $   7,778
                                                          ---------  ---------  -----------  -----------  -----------  ---------
Shares--Diluted                                               7,751      7,751       7,751        7,751        7,751       7,751
EPS--Diluted                                              $    0.41  $    0.82   $    0.05    $    0.25    $    1.12   $    1.00
                                                          ---------  ---------  -----------  -----------  -----------  ---------
Depreciation & Amortization                               $   6,115  $  12,230   $     423    $     757    $  13,410   $  13,410
EBITDA                                                    $  13,709  $  27,419   $   1,023    $   4,942    $  33,383   $  31,905
Margin %                                                      12.6%      12.6%       11.7%        12.6%        12.6%       12.2%

                                                                      Pro Forma
                                                                      Calendar
                                                            Var.        1998
                                                          ---------  -----------
Operating Revenue
  CTSI                                                    ($      0)  $ 198,141
  Celadon Air Mex                                                           216
  Gerth                                                       3,898      39,342
  Jaguar                                                                 10,800
  Cheetah                                                                25,656
                                                          ---------  -----------
Total                                                         3,898     274,154
  Growth %
Operating Income
  CTSI                                                           (0)  $  17,711
  Celadon Air Mex                                                            77
  Gerth                                                       1,478       4,186
  Jaguar                                                          0       1,193
  Cheetah                                                        (0)      1,282
                                                          ---------  -----------
Op. Income Subtotal                                           1,478      24,448
Corporate Expense                                                         2,005
                                                          ---------  -----------
Consolidated Operating Income                                 1,478      22,443
Interest Income                                                             (85)
Interest Expense                                                  1       7,627
Other Expense (Income)                                            0         (88)
                                                          ---------  -----------
Pre-Tax Income                                                1,479      14,989
Tax Expense                                                    (592)      5,736
                                                          ---------  -----------
Net Income                                                $     887   $   9,253
                                                          ---------  -----------
Shares--Diluted                                               7,751       7,800
EPS--Diluted                                              $    0.11   $    1.19
                                                          ---------  -----------
Depreciation & Amortization                                           $  14,657
EBITDA                                                                $  37,100
Margin %                                                                  13.5%

                                                      Wasserstein, Perella & Co.
--------------------------------------------------------------------------------

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CELADON GROUP, INC.
--------------------------------------------------------------------------------












                    -----------------------------------------


                              Draft Opinion Letter


                    -----------------------------------------




                                                    Wasserstein Perella & Co.
--------------------------------------------------------------------------------

                                                  PRIVILEGED AND CONFIDENTIAL
                                                  DRAFT TO BE CIRCULATED FOR
                                                  COMMENTS SOLELY AS TO FORM

                                                  June [22], 1998

Board of Directors
Celadon Group, Inc.
One Celadon Drive

Indianapolis, IN  46236-4207

Members of the Board:

    You have asked us to advise you with respect to the fairness, from a financial point of view, to the holders of the common stock, par value $0.033 per share (the "Shares") of Celadon Group, Inc. (the "Company") (other than a portion of such shares held by certain officers and employees of the Company as set forth on Schedule A to the Merger Agreement (as herein after defined) (the "Rollover Shares")) of the consideration to be received by such holders pursuant to the terms of the Agreement and Plan of Merger, dated as of June [22], 1998 (the "Merger Agreement"), by and among the Company, and [Merger Sub] ("Sub"). The Merger Agreement provides for, among other things, a merger of Sub with and into the Company pursuant to which each outstanding Share (other than the Rollover Shares and Treasury Securities (as defined in the Merger Agreement)), will be converted into the right to receive $20.00 in cash (the "Transaction"). The terms and conditions of the Transaction are set forth in more detail in the Merger Agreement.

    In connection with rendering our opinion, we have reviewed drafts of the Merger Agreement and related documents, and for purposes hereof, we have assumed that the final forms of these documents will not differ in any material respect from the drafts provided to us. We have also reviewed and analyzed certain publicly available business and financial information relating to the Company for recent years and interim periods to date, as well as certain internal financial and operating information, including financial forecasts, analyses and projections prepared by or on behalf of the Company and provided to us for purposes of our analysis, and we have met with management of the Company to review and discuss such information and, among other matters, the Company's business, operations, assets, financial condition and future prospects.

    We have reviewed and considered certain financial and stock market data relating to the Company, and we have compared that data with similar data for certain other companies, the securities of which are publicly traded, that we believe may be relevant or comparable in certain respects to the Company or one or more of its businesses or assets, and we have reviewed and considered the financial terms of certain recent acquisitions and business combination transactions in the trucking industry specifically, and in other industries generally, that we believe to be reasonably comparable to the Transaction or otherwise relevant to our inquiry. We have also performed such other financial studies, analyses, and investigations and reviewed such other information as we considered appropriate for purposes of this opinion.

Board of Directors of Celadon Group, Inc.
June 22, 1998
Page 54


    In our review and analysis and in formulating our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information provided to or discussed with us or publicly available, and we have not assumed any responsibility for independent verification of any of such information. We have also assumed and relied upon the reasonableness and accuracy of the financial projections, forecasts and analyses provided to us, and we have assumed that such projections, forecasts and analyses were reasonably prepared in good faith and on bases reflecting the best currently available judgments and estimates of the Company's management. We express no opinion with respect to such projections, forecasts and analyses or the assumptions upon which they are based. In addition, we have not reviewed any of the books and records of the Company, or assumed any responsibility for conducting a physical inspection of the properties or facilities of the Company, or for making or obtaining an independent valuation or appraisal of the assets or liabilities of the Company, and no such independent valuation or appraisal was provided to us. We also have assumed that the transactions described in the Merger Agreement will be consummated without waiver or modification of any of the material terms or conditions contained therein by any party thereto. Our opinion is necessarily based on economic and market conditions and other circumstances as they exist and can be evaluated by us as of the date hereof.

    It should be noted that in the context of our engagement by the Company, we were authorized only to solicit indications of interest in acquiring all or any part of the Company from private investment groups.

    In the ordinary course of our business, we may actively trade the debt and equity securities of the Company for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

    We are acting as financial advisor to the Company in connection with the proposed Transaction and will receive a fee for our services, which is contingent upon the consummation of the Transaction.

    Our opinion addresses only the fairness from a financial point of view to the shareholders of the Company (other than the holders of the rollover shares) of the consideration to be received by such shareholders pursuant to the Transaction, and we do not express any views on any other terms of the Transaction. Specifically, our opinion does not address the Company's underlying business decision to effect the transactions contemplated by the Merger Agreement. In addition, our opinion does not address the solvency of the Company or any other entity following consummation of the Transaction or at any time.

    It is understood that this letter is for the benefit and use of the Board of Directors of the Company in its consideration of the Transaction and except for inclusion in its entirety in any proxy statement required to be circulated to shareholders of the Company relating to the Transaction, may not be quoted, referred to or reproduced at any time or in any manner without our prior written consent. This opinion does not constitute a recommendation to any shareholder with respect to

Board of Directors of Celadon Group, Inc.
June 22, 1998
Page 55


how such holder should vote with respect to the Transaction, and should not be relied upon by any shareholder as such.

    Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, it is our opinion that as of the date hereof, the $20.00 per Share cash consideration to be received by the shareholders of the Company pursuant to the Transaction is fair to such shareholders (other than the holders of the Rollover Shares) from a financial point of view.

                                Very truly yours,

                                WASSERSTEIN PERELLA & CO., INC.